Exhibit 10.1

Execution Version

EXCHANGE AGREEMENT

This Exchange Agreement (this “Agreement”) is dated as of December 24, 2024, between Velo3D, Inc., a Delaware corporation (the “Company”), and Arrayed Notes Acquisition Corp., a Delaware corporation (the “Holder”). Any reference herein to “party” or “parties” shall mean the parties hereto.

WHEREAS, the Holder is a holder of the following debt instruments of the Company: (a) Senior Secured Note due 2026, Certificate No. A-1, in the principal amount of $10,952,787.32, and (b) Senior Secured Note due 2026, Certificate No. A-2, in the principal amount of $16,429,180.98 (the “Notes”); and

WHEREAS, subject to the terms and conditions set forth in this Agreement, as of the closing of the Exchange (the “Closing”), the Company will issue shares of the Company’s Common Stock, par value $0.00001 per share (the “Common Stock”), as set forth herein, in exchange for the cancellation of $22,382,000 in principal amount of Notes plus $369,303.00 of interest on the Notes, (collectively, the “Exchanged Notes”), which shall be deemed satisfaction in full of the Company’s obligations relating to the Exchanged Notes, leaving $4,999,969.30 in principal amount of Notes outstanding, in full force and effect in accordance with their terms (the “Remaining Notes”).

NOW, THEREFORE, IN CONSIDERATION of the mutual covenants contained in this Agreement, and for other good and valuable consideration the receipt and adequacy of which are hereby acknowledged, the Company and the Holder agree as follows:

Article I.

DEFINITIONS

1.1 Definitions. In addition to the terms defined elsewhere in this Agreement, for all purposes of this Agreement, the following terms have the meanings set forth in this Section 1.1:

“Affiliate” means any Person that, directly or indirectly through one or more intermediaries, controls or is controlled by or is under common control with a Person as such terms are used in and construed under Rule 405 under the Securities Act.

“Agreement” shall have the meaning ascribed to such term in the recitals.

“Board of Directors” means the board of directors of the Company.

“Business Day” means any day other than Saturday, Sunday or other day on which commercial banks in the City of New York or in the State of California are authorized or required by Law to remain closed.

“Bylaws” shall have the meaning ascribed to such term in Section 2.3(a)(v).

“Cap” means $4,086,996.19.

“Claims” shall mean any and all claims, cross-claims, counterclaims, commitments, proceedings, demands, obligations, debts, damages, losses, judgments, orders, costs, expenses, actions, causes of action (whether class, derivative or individual in nature), controversies, defenses, offsets, liens, indemnities, guaranties, remedies, liabilities, suits, demands, or judgments against a Released Party, including, without limitation, any debt arising in any way in connection with any acts of a Released Party, of any kind and nature, whether imposed by agreement, understanding, Law, equity or otherwise, which arose or have arisen prior to the Closing Date of whatever kind, type, nature or description, whether known or unknown, suspected or unexpected, foreseen or unforeseen, asserted or unasserted, direct or indirect, contingent or fixed, matured or unmatured, secured or unsecured, disputed or undisputed.

“Company” shall have the meaning ascribed to such term in the recitals.

“Closing” shall have the meaning ascribed to such term in the recitals.

“Closing Date” shall have the meaning ascribed to such term in Section 2.2.

“Code” means the Internal Revenue Code of 1986, as amended.

“Commission” means the United States Securities and Exchange Commission.

“Common Stock” shall have the meaning ascribed to that term in the recitals.

“Common Stock Equivalents” means any securities of the Company or the Subsidiaries which would entitle the holder thereof to acquire at any time Common Stock, including, without limitation, any debt, preferred stock, right, option, warrant or other instrument that is at any time convertible into or exercisable or exchangeable for, or otherwise entitles the holder thereof to receive, shares of Common Stock.

“Company Counsel” shall have the meaning ascribed to such term in Section 6.19(a).

“Company Released Claims” shall have the meaning ascribed to such term in Section 6.1(b).

“Company Releasing Parties” shall have the meaning ascribed to such term in Section 6.1(a).

“Company Released Parties” shall have the meaning ascribed to such term in Section 6.1(b).

“Covered Parties” shall have the meaning ascribed to such term in Section 4.7(c).

“Debt” means the principal outstanding amount under the Exchanged Notes plus any accrued interest thereon as of the date hereof.

2

“Designated Person” shall have the meaning ascribed to such term in Section 6.19(a).

“Disclosure Schedules” means the Disclosure Schedules of the Company delivered concurrently with this Agreement.

“Enforceability Exceptions” shall have the meaning ascribed to such term in Section 3.1(c).

“Exchange” shall have the meaning ascribed to such term in Section 2.1.

“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

“Exchanged Notes” shall have the meaning ascribed to such term in the recitals.

“Existing Policies” means the Company’s and the Subsidiaries’ officers’ and directors’ corporate and management liability insurance existing as of the date hereof.

“Existing Representation” shall have the meaning ascribed to such term in Section 6.19(a).

“Fraud” means, with respect to a party, an actual and intentional fraud with respect to the making of a representation and warranty pursuant to Section 3.1 or Section 3.2 (as applicable); provided, however, that such actual and intentional fraud of such party shall only be deemed to exist if the Holder or the Company (as applicable) had actual knowledge (as opposed to imputed or constructive knowledge) that the applicable representation or warranty made by such party pursuant to, in the case of the Company, Section 3.1 as qualified by the Disclosure Schedules (subject to Section 6.16), or, in the case of the Holder, Section 3.2, was actually false when made, with the intention that the other party rely thereon to its detriment. For the avoidance of doubt, “Fraud” does not include any claim for fraud based on negligence, recklessness, equitable fraud, promissory fraud, constructive fraud, or similar theory.

“Fundamental Representations” means those representations and warranties of the Company set forth in the first sentence of Section 3.1(b), solely with respect to the Company (Organization and Qualification); Section 3.1(c) (Authorization; Enforcement); Section 3.1(d)(i) (No Conflicts); the first sentence of Section 3.1(f) (Issuance of Shares; Registration); the first sentence of Section 3.1(g) (Capitalization) and Section 3.1(l) (Brokers).

“Fundamental Transaction” means any sale, transfer, disposition, merger, exchange, combination or other transaction or series of transactions whether or not for value and whether voluntarily, by operation of Law or otherwise, the effect of which is that the Holder is no longer the “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of (i) 50% or more of the Company’s then issued and outstanding voting Common Stock or (ii) 50% or more of the Company’s then issued and outstanding voting securities having the right to elect a majority of the board of directors of the Company.

3

“GAAP” means United States generally accepted accounting principles applied on a consistent basis.

“Go-Forward D&O Policy” shall have the meaning ascribed to such term in Section 4.7(b).

“Holder” shall have the meaning ascribed to such term in the recitals.

“Holder Party” shall have the meaning ascribed to such term in Section 4.4.

“Holder Released Claims” shall have the meaning ascribed to such term in Section 6.1(a).

“Holder Released Party” shall have the meaning ascribed to such term in Section 6.1(a).

“Holder Releasing Party” shall have the meaning ascribed to such term in Section 6.1(b).

“Indemnified Person” shall have the meaning ascribed to such term in Section 4.7(a).

“Knowledge” or words of similar import when used with respect to the Company, means the actual knowledge as of the date hereof of any fact, circumstance or condition of those officers of the Company set forth on Schedule 1.1(b).

“Law” means any statute, federal, state, local or non-U.S. law (including common law), ordinance, regulation, rule, code, order, constitution, treaty, common law, judgment or decree of any governmental authority.

“Liens” means a lien, hypothecation, charge, license, pledge, mortgage, security interest, encumbrance, right of first refusal, preemptive right, claim, easement, servitude, transfer restriction, voting trust or agreement, defect or irregularity in title, encroachment or other restriction or limitation whatsoever.

“Losses” means any losses, liabilities, obligations, claims, contingencies, damages, costs, and expenses, including all judgments, amounts paid in settlements, court costs and reasonable, documented, out of pocket external attorneys’ fees and costs of investigation.

4

“Material Adverse Effect” means (i) a material adverse effect on the results of operations, assets, business or condition (financial or otherwise) of the Company and its Subsidiaries, taken as a whole, or (ii) a material adverse effect on the Company’s ability to perform in any material respect its obligations under this Agreement taken as a whole; provided, that any change, effect, event, occurrence, state of facts or development (each, a “Change”) attributable to any of the following (either alone or in combination) shall not constitute, and shall not be taken into account in determining whether there has been or will be, a Material Adverse Effect: (a) the negotiation, execution and delivery of any Transaction Document and the consummation, announcement or pendency of the transactions contemplated by any Transaction Document (including any effect on the relationships of the Company and any of the Subsidiaries with their customers, suppliers, employees or competitors); (b) the identity of, or the effects of any facts or circumstances relating to, the Holder or its Affiliates; (c) economic, business, regulatory or political conditions or conditions generally affecting the industry or segments therein in which the Company and any of the Subsidiaries participate; (d) the U.S. economy as a whole or the capital, securities, currency, credit or financial markets in general or the markets in which the Company and any of the Subsidiaries operate including changes in prevailing interest rates or exchange rates or changes in commodity prices; (e) any action taken or not taken or statements made by Holder or its Affiliates or their respective representatives; (f) compliance with the terms of, or the taking or not taking of any action required by, any Transaction Document or any action or omission requested or approved by the Holder; (g) any breach, violation or non-performance of any provision of any Transaction Document by the Holder or its Affiliates; (h) any change in GAAP or any accounting requirements, policies or principles or any interpretation or enforcement thereof, or any change in applicable Laws or the interpretation or enforcement thereof or changes in regulatory conditions in the jurisdictions in which the Company or any of the Subsidiaries operate; (i) any act of public enemies or other calamity, crisis or geopolitical event or any acts of war (whether or not declared), attack, hostility, sabotage or terrorism occurring after the date of this Agreement or the continuation, escalation or worsening of any such acts of war, attack, hostilities, sabotage or terrorism threatened or underway as of the date of this Agreement; (j) any earthquakes, hurricanes, wildfires, floods, pandemics, epidemics, outbreaks, public health emergencies, or other natural disasters, diseases, acts of God or force majeure events, including the continuation, escalation or worsening thereof; (k) any failure by the Company or any of the Subsidiaries to meet any projections, forecasts, estimates or budgets for any period prior to, on or after the date of this Agreement; (l) any litigation, arbitration, or regulatory action or proceeding relating to this Agreement or the transactions contemplated hereby; (m) any fluctuations in the market price or trading volume of the Company’s securities, in and of itself; or (n) any seasonal changes in the business of the Company or any of its Subsidiaries; provided, however, that (A) with respect to clauses (k) and (m) of this definition, the underlying cause of such Change may be taken into account in determining whether a Material Adverse Effect has occurred if not otherwise excluded in the foregoing clauses (a) through (n), and (B) in the case of clauses (c), (d), (h), (i), and (j) of this definition, if any such Change has had or would reasonably be expected to have a disproportionate adverse impact on the business of the Company and its Subsidiaries, taken as a whole, compared to other companies which conduct business in the same industry and geography in which the Company and its Subsidiaries operate, then the impact of such Change on the Company and its Subsidiaries to the extent of such disproportionate impact may be taken into account for purposes of determining the occurrence of a Material Adverse Effect.

“Maximum Number of Securities” shall have the meaning ascribed to such term in Section 5.1(c).

5

“Minimum Independent Director Requirement” shall have the meaning ascribed to such term in Section 4.10.

“Most Recent SEC Reports” means the Company’s most recent annual report on Form 10-K filed with the Commission on April 3, 2024 and all subsequent SEC Reports.

“Non-Recourse Party” shall have the meaning ascribed to such term in Section 6.2.

“Notes” shall have the meaning ascribed to such term in the recitals.

“Permitted Liens” means (i) Liens for the payment of federal, state or other taxes, for which appropriate reserves have been made therefor in accordance with GAAP and, the payment of which is neither delinquent nor subject to penalties, (ii) Liens granted in connection with the Exchanged Notes or Retained Notes, (iii) Liens disclosed in the SEC Reports, (iv) bankers’ liens, rights of setoff and similar Liens incurred on deposits or securities accounts made in the ordinary course of business, (v) restrictions on transfer or other Liens contained in the Charter or other organizational documents of the Company or the Subsidiaries, (vi) restrictions on transfer under applicable federal and state securities laws, (vii) Liens arising in the ordinary course of business on cash or securities in connection with worker’s compensation, unemployment compensation and other types of social security and (viii) any other Lien not material to the business of the Company and the Subsidiaries taken as a whole.

“Person” means an individual or corporation, partnership, trust, incorporated or unincorporated association, joint venture, limited liability company, joint stock company, government (or an agency or subdivision thereof) or other entity of any kind.

“Post-Closing Covenants” shall have the meaning ascribed to such term in Section 6.11.

“Post-Closing Representation” shall have the meaning ascribed to such term in Section 6.19(a).

“Privileged Information” shall have the meaning ascribed to such term in Section 6.19(b).

“Proceeding” means an action, claim, suit, notice of violation, investigation or proceeding, before or by any court, arbitrator, governmental or administrative agency or regulatory authority (federal, state, county, local or foreign).

“Related Parties” with regards to any party hereto means, collectively, current, future, and former officers, directors, managers, members, equity holders (regardless of whether such equity interests are held directly or indirectly), affiliated investment funds or investment vehicles, predecessors, successors, assigns, subsidiaries, affiliates, managed accounts or funds, partners, limited partners, general partners, principals, management companies, fund advisors, employees, agents, trustees, advisory board members, financial advisors, attorneys, accountants, investment bankers, consultants, representatives, and other professionals, each acting in such capacity.

6

“Released Claims” means, together, the Holder Released Claims and Company Released Claims.

“Released Party” means, together, the Holder Released Parties and the Company Released Parties.

“Releasing Party” means, together, the Holder Releasing Parties and the Company Releasing Parties.

“Remaining Notes” has the meaning ascribed to such term in the recitals.

“Required Approvals” shall have the meaning ascribed to such term in Section 3.1(e).

“Rule 144” means Rule 144 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended or interpreted from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same purpose and effect as such Rule.

“SEC Reports” shall have the meaning ascribed to such term in Section 3.1(h).

“Shares” shall have the meaning ascribed to such term in Section 2.1(a).

“Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

“Subsidiary” means any subsidiary of the Company as set forth on Schedule 3.1(a), and shall, where applicable, also include any direct or indirect subsidiary of the Company formed or acquired after the date hereof.

“Transaction Documents” means this Agreement and all exhibits and schedules thereto and hereto and any other documents or agreements executed in connection with the transactions contemplated hereunder.

“Transfer Agent” means Continental Stock Transfer and Trust Company, with a mailing address of 1 State Street, 30th Floor, New York, NY 10004 and a telephone number of 212-509-4000, and any successor transfer agent of the Company.

“Trustee” shall have the meaning ascribed to such term in Section 2.4(b)(ii).

“Unknown Claims” shall have the meaning ascribed to such term in Section 6.1(c).

7

Article II.

EXCHANGE

2.1 Exchange.

(a) On the terms and subject to the conditions of this Agreement and in reliance upon the representations, warranties and agreements contained herein, at the Closing, the Holder agrees to exchange the Exchanged Notes, and to release all Liens, guarantees and other rights and interests related thereto and deem the outstanding amount under the Exchanged Notes to be paid in full and the Exchanged Notes terminated, in consideration of and in exchange for issuance by the Company to such Holder of 185,151,333 shares of Common Stock (the “Shares”), which immediately following the Closing shall constitute ninety five percent (95%) of the Company’s issued and outstanding Common Stock. On the terms and subject to the conditions of this Agreement, at the Closing (i) the Company shall issue the Shares, and reflect such issuance in the Company’s books and records, and (ii) the Debt and the Exchanged Notes shall be immediately, automatically and irrevocably canceled and all obligations in connection therewith and under the Exchanged Notes and the Debt shall be released, extinguished and terminated. The actions described in this Section 2.1(a), collectively, are referred to as the “Exchange”.

(b) For the avoidance of doubt, the parties acknowledge that, following the Closing, the Remaining Notes shall continue by their terms in full force and effect and the Company hereby acknowledges and agrees that all of the obligations of the Company and the Subsidiaries under the Notes and the other Note Documents (as defined in the Notes), in each case with respect to the Remaining Notes and remain in full force and effect.

2.2 Closing Date. The Closing shall occur on the date hereof, (the “Closing Date”), upon the terms set forth herein, concurrently with the execution and delivery of this Agreement by the parties hereto. The Closing shall occur virtually by the exchange of signature pages.

2.3 Deliveries.

(a) On or prior to the Closing Date, the Company shall deliver or cause to be delivered to the Holder the following:

(i) this Agreement, duly executed by the Company;

(ii) the Shares credited to book-entry accounts maintained by the Transfer Agent, registered in the name of the Holder;

(iii) a copy of the irrevocable instructions to the Transfer Agent instructing the Transfer Agent to issue to the Holder, in book entry form, the Shares;

(iv) confirmation in writing to the Holder that it has updated its applicable books and records to reflect the issuance of the Shares to the Holder in the amount specified herein;

(v) resolutions of its Board of Directors in a form reasonably agreeable to the Holder authorizing (i) the transactions set forth herein, including the issuance of the Shares, and (ii) prior to the Closing Date, (A) an amendment to the Amended and Restated Bylaws of the Company dated as of March 11, 2023 (as amended from time to time, the “Bylaws”), in the form attached hereto as Exhibit A, (B) the resignations of the members of the Board of Directors listed on Schedule 2.3(a)(v)(1) hereto, and the replacement of such directors with those individuals listed on Schedule 2.3(a)(v)(2) hereto, (C) the reduction of the size of the whole Board of Directors of the Company to five (5) directors, effective upon the resignation of the members of the Board of Directors listed on Schedule 2.3(a)(v)(1) hereto, and (D) the appointment of Arun Jeldi as the Chief Executive Officer of the Company; and

8

(b) On or prior to the Closing Date, the Holder shall deliver or cause to be delivered to the Company, the following:

(i) this Agreement, duly executed by the Holder.

2.4 Post-Closing Deliveries.

(a) As soon as reasonably practicable following the Closing Date, the Company shall deliver or cause to be delivered to the Holder the following:

(i) the Remaining Notes, issued in the name of the Holder, in the aggregate principal amount of $4,999,969.30.

(b) As soon as reasonably practicable following the Closing Date, the Holder shall deliver or cause to be delivered to the Company, the following:

(i) a duly executed and properly completed Internal Revenue Service Form W-9 certifying as to a complete exemption from backup withholding; and

(ii) any other document or agreement requested by the Company or the trustee under the indenture governing the Notes (the “Trustee”) necessary for the Company and the Trustee to document and evidence the Exchange, including the cancellation of the Exchanged Note and the issuance of a Remaining Notes in the name of the Holder.

(c) From and after the Closing Date, each of the parties agrees to take, or cause to be taken, all such actions and to assist and cooperate with the other parties in doing all such things as shall be necessary for the Company to document and evidence the cancellation and discharge of the Exchanged Notes and all obligations and indebtedness represented thereby.

Article III.

REPRESENTATIONS AND WARRANTIES

3.1 Representations and Warranties of the Company. Except as set forth in any of the Most Recent SEC Reports or in the Disclosure Schedules (subject to Section 6.16), which shall be deemed a part hereof, the Company hereby makes the following representations and warranties to the Holder as of the Closing (unless as of a specific date therein, in which case they shall be accurate as of such date):

(a) Subsidiaries. All of the direct and indirect Subsidiaries of the Company are set forth on Schedule 3.1(a). The Company owns, directly or indirectly, all of the capital stock or other equity interests of each Subsidiary free and clear of any Liens other than any Permitted Liens and other than restrictions on transfer under federal and state securities Laws, and all of the issued and outstanding shares of capital stock of each Subsidiary are validly issued and are fully paid, non-assessable and free of preemptive and similar rights to subscribe for or purchase securities, except, in each case, as would not have and would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect.

9

(b) Organization and Qualification. The Company and each of the Subsidiaries is an entity duly incorporated or otherwise organized, validly existing and, if applicable under the Laws of the jurisdiction in which they are formed, in good standing under the Laws of the jurisdiction of its incorporation or organization, with the requisite power and authority to own and use its properties and assets and to carry on its business as currently conducted, except, in each case, where the failure to be in such good standing would not have and would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect. Neither the Company nor any Subsidiary is in violation nor default of any of the provisions of its respective memorandum of association, articles of association, certificate or articles of incorporation, bylaws, operating agreement, or other organizational or charter documents, except, in each case, as would not have and would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect. Each of the Company and the Subsidiaries is duly qualified to conduct business and is in good standing as a foreign corporation or other entity in each jurisdiction in which the nature of the business conducted or property owned by it makes such qualification necessary except where the failure to be so qualified or in good standing, as the case may be, could not have or reasonably be expected to result in a Material Adverse Effect and no Proceeding has been instituted in any such jurisdiction revoking, limiting or curtailing or seeking to revoke, limit or curtail such power and authority or qualification, except as would not have and would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect.

(c) Authorization; Enforcement. The Company has the requisite corporate power and authority to enter into and to consummate the transactions contemplated by this Agreement and each of the other Transaction Documents and otherwise to carry out its obligations hereunder and thereunder. The execution and delivery of this Agreement and each of the other Transaction Documents by the Company and the consummation by it of the transactions contemplated hereby and thereby have been duly authorized by all necessary action on the part of the Company and no further action is required by the Company, the Board of Directors, any committee of the Board of Directors or the Company’s stockholders in connection herewith or therewith other than in connection with the Required Approvals. This Agreement and each other Transaction Document to which it is a party has been (or upon delivery will have been) duly executed by the Company and, when delivered in accordance with the terms hereof and thereof and assuming the due authorization, execution and delivery by the other parties hereto and thereto, will constitute the valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except (i) as limited by general equitable principles and applicable bankruptcy, insolvency, reorganization, moratorium and other Laws of general application affecting enforcement of creditors’ rights generally, (ii) as limited by Laws relating to the availability of specific performance, injunctive relief or other equitable remedies and (iii) insofar as indemnification and contribution provisions may be limited by applicable Law ((i)-(iii) together, the “Enforceability Exceptions”).

10

(d) No Conflicts. The execution, delivery and performance by the Company of this Agreement and the other Transaction Documents to which it is a party, the issuance and exchange of the Shares and the consummation by it of the transactions contemplated hereby and thereby do not and will not (i) conflict with, breach or violate any provision of the Company’s memorandum of association, articles of association, certificate or articles of incorporation, operating agreement, bylaws or other organizational or charter documents, (ii) conflict with, or constitute a default (or an event that with notice or lapse of time or both would become a default) under, result in the creation of any Lien upon any of the properties or assets of the Company or any Subsidiary, or give to others any rights of termination, amendment, anti-dilution or similar adjustments, acceleration or cancellation (with or without notice, lapse of time or both) of, any agreement, lease, credit facility, debt note, bond, mortgage, indenture or other instrument (evidencing a Company or Subsidiary debt or otherwise) or obligation or other understanding to which the Company or any Subsidiary is a party or by which any property or asset of the Company or any Subsidiary is bound or affected, or (iii) subject to the Required Approvals, conflict with or result in a violation of any Law, rule, regulation, order, judgment, injunction, decree or other restriction of any court or governmental authority to which the Company or a Subsidiary is subject to (including federal and state securities Laws and regulations), or by which any property or asset of the Company or a Subsidiary is bound or affected; except in the case of each of clauses (ii) to (iii), such as would not have and would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect.

(e) Filings, Consents and Approvals. Except as would not have and would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect, the Company is not required to obtain any consent, waiver, authorization or order of, give any notice to, or make any filing or registration with, any court or other federal, state, local or other governmental authority or other Person in connection with the execution, delivery and performance by the Company of the Transaction Documents, other than: (i) the filings required pursuant to Section 4.2 of this Agreement and (ii) such filings as are required to be made under applicable state securities Laws and under any applicable listing rules (collectively, the “Required Approvals”).

(f) Issuance of the Shares; Registration. The Shares are duly authorized and, when issued and paid for by the exchange of the Exchanged Notes in accordance with the applicable Transaction Documents, will be duly and validly issued, fully paid and nonassessable, free and clear of all Liens imposed by the Company, other than restrictions on transfer under federal and state securities Laws. The Company has reserved from its duly authorized capital stock the number of shares of Common Stock issuable pursuant to this Agreement. Subject to the accuracy of the representations and warranties of the Holder set forth in Section 3.2(e), Section 3.2(f) and Section 3.2(j), the offer and issuance by the Company of the Shares are exempt from registration under the Securities Act.

11

(g) Capitalization. The capitalization of the Company as of the date hereof is as set forth on Schedule 3.1(g), which Schedule 3.1(g) shall also include, to the Knowledge of the Company, the number of shares of Common Stock owned beneficially, and of record, by Affiliates of the Company as of the date hereof. The Company has not issued any capital stock since its most recently filed periodic report under the Exchange Act, except as otherwise disclosed on Schedule 3.1(g) and except pursuant to the exercise of options and warrants and the settlement of restricted stock units. No Person has any right of first refusal, preemptive right, right of participation, or any similar right to participate in the transactions contemplated by the Transaction Documents. Except as set forth on Schedule 3.1(g), there are no outstanding options, warrants, scrip rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities, rights or obligations convertible into or exercisable or exchangeable for, or giving any Person any right to subscribe for or acquire, any shares of Common Stock or the capital stock of any Subsidiary, or contracts, commitments, understandings or arrangements by which the Company or any Subsidiary is or may become bound to issue additional shares of Common Stock or Common Stock Equivalents or capital stock of any Subsidiary. The issuance and sale of the Shares will not obligate the Company or any Subsidiary to issue shares of Common Stock or other securities to any Person (other than the Holder). There are no outstanding securities or instruments of the Company or any Subsidiary with any provision that adjusts the exercise, conversion, exchange or reset price of such security or instrument upon an issuance of securities by the Company or any Subsidiary. There are no outstanding securities or instruments of the Company or any Subsidiary that contain any redemption or similar provisions, and there are no contracts, commitments, understandings or arrangements by which the Company or any Subsidiary is or may become bound to redeem a security of the Company or such Subsidiary, as a result of the transactions contemplated by the Transaction Documents. The Company does not have any stock appreciation rights or “phantom stock” plans or agreements or any similar plan or agreement. All of the outstanding shares of capital stock of the Company are duly authorized, validly issued, fully paid and nonassessable, have been issued in compliance with all applicable federal and state securities laws, and none of such outstanding shares was issued in violation of any preemptive rights or similar rights to subscribe for or purchase securities. No further approval or authorization of any stockholder, the Board of Directors or others is required for the issuance and sale of the Shares. There are no stockholders agreements, voting agreements or other similar agreements with respect to the Company’s capital stock to which the Company is a party or, to the Knowledge of the Company, between or among any of the Company’s stockholders.

(h) SEC Reports; Financial Statements. Except as set forth on Schedule 3.1(h), the Company has filed all reports, schedules, forms, statements and other documents required to be filed by the Company under the Securities Act and the Exchange Act, including pursuant to Section 13(a) or 15(d) thereof (the foregoing materials, including the exhibits thereto and documents incorporated by reference therein, being collectively referred to herein as the “SEC Reports”) for the one year preceding the date hereof on a timely basis or has received a valid extension of such time of filing and has filed any such SEC Reports prior to the expiration of any such extension. As of their respective dates, the SEC Reports for the one year preceding the date hereof complied in all material respects with the requirements of the Securities Act and the Exchange Act, as applicable, and none of such SEC Reports, when filed, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, except as would not have and would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect. The financial statements of the Company included in the SEC Reports for the one year preceding the date hereof comply in all material respects with applicable accounting requirements and the rules and regulations of the Commission with respect thereto as in effect at the time of filing, except as would not have and would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect. Except as would not have and would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect, such financial statements have been prepared in accordance with GAAP, except as may be otherwise specified in such financial statements or the notes thereto and except that unaudited financial statements may not contain all footnotes required by GAAP, and fairly present in all material respects the financial position of the Company and its consolidated Subsidiaries as of and for the dates thereof and the results of operations and cash flows for the periods then ended, subject, in the case of unaudited statements, to normal, immaterial, year-end audit adjustments.

12

(i) Litigation. Except as set forth on Schedule 3.1(i), there is no Proceeding pending or to the Knowledge of the Company, threatened in writing which would or would reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect if there were an unfavorable decision. Except as would not have and would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect, neither the Company, any Subsidiary, nor any director or officer thereof (in their capacities as such), is or has been the subject of any Proceeding involving a claim of violation of or liability under federal or state securities laws or a claim of breach of fiduciary duty. To the Knowledge of the Company, there is not pending, any investigation by the Commission involving the Company or any current or former director or officer of the Company (in their capacities as such).

(j) Compliance. Except as would not have and would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect, neither the Company nor any Subsidiary: (i) is in violation of any judgment, decree or order of any court, arbitrator or other governmental authority or (ii) is or, in the past twelve (12) months, has been in violation of any statute, rule, ordinance or regulation of any governmental authority, including without limitation all foreign, federal, state and local Laws relating to taxes, environmental protection, occupational health and safety, product quality and safety and employment and labor matters.

(k) Transactions With Affiliates and Employees. Except as set forth on Schedule 3.1(k), none of the officers or directors of the Company or any Subsidiary and, to the Knowledge of the Company, none of the employees of the Company or any Subsidiary is presently a party to any transaction with the Company or any Subsidiary (other than for services as employees, officers and directors), including any contract, agreement or other arrangement providing for the furnishing of services to or by, providing for rental of real or personal property to or from, providing for the borrowing of money from or lending of money to or otherwise requiring payments to or from any officer, director or such employee or, to the Knowledge of the Company, any entity in which any officer, director, or any such employee has a substantial interest or is an officer, director, trustee, stockholder, member or partner, in each case in excess of $120,000 other than for (i) payment of salary or consulting fees for services rendered, (ii) reimbursement for expenses incurred on behalf of the Company and (iii) other employee benefits, including stock option agreements under any stock option plan of the Company.

13

(l) Brokers. No brokerage or finder’s fees or commissions are or will be payable by the Company or any Subsidiary to any broker, financial advisor or consultant, finder, placement agent, investment banker, bank or other Person with respect to the transactions contemplated by the Transaction Documents (for the avoidance of doubt, the foregoing shall not include any fees and/or commissions owed to the Transfer Agent). The Holder shall have no obligation with respect to any fees or with respect to any claims made by or on behalf of other Persons for fees of a type contemplated in this Section 3.1(l) that may be due in connection with the transactions contemplated by the Transaction Documents.

(m) Investment Company. The Company is not, and is not an Affiliate of, and immediately after exchanging the Exchanged Notes for the Shares, will not be or be an Affiliate of, an “investment company” within the meaning of the Investment Company Act of 1940, as amended. The Company shall conduct its business in a manner so that it will not become an “investment company” subject to registration under the Investment Company Act of 1940, as amended.

(n) Takeover Protections. The Company has not adopted, including by inclusion in its Certificate of Incorporation as is currently in effect, nor does it in any way maintain any control share acquisition, business combination, poison pill (including any distribution under a rights agreement) or similar anti-takeover plan or arrangement which the issuance of the Shares or any of the other transactions contemplated hereby could be deemed to trigger.

(o) Acknowledgment Regarding Holder’s Exchange for Shares. The Company acknowledges and agrees that the Holder is acting solely in the capacity of an arm’s length Holder with respect to the Transaction Documents and the transactions contemplated thereby. The Company further acknowledges that the Holder is not acting as a financial advisor or fiduciary of the Company (or in any similar capacity) with respect to the Transaction Documents and the transactions contemplated thereby and any advice given by the Holder or any of their respective representatives or agents in connection with the Transaction Documents and the transactions contemplated thereby is merely incidental to the Holder’s exchange of the Exchanged Notes for the Shares.

(p) Office of Foreign Assets Control. Neither the Company, any Subsidiary, nor to the Company’s Knowledge, any director, officer, agent, employee or Affiliate of the Company or any Subsidiary is currently subject to any U.S. sanctions administered by the Office of Foreign Assets Control of the U.S. Treasury Department.

(q) U.S. Real Property Holding Corporation. The Company is not and has never been a U.S. real property holding corporation within the meaning of Section 897 of the Internal Revenue Code of 1986, as amended, and the Company shall so certify upon the Holder’s request.

14

3.2 Representations and Warranties of the Holder. The Holder hereby represents and warrants as of the Closing Date to the Company as follows (unless as of a specific date therein, in which case they shall be accurate as of such date):

(a) Organization; Authority. The Holder is an entity duly incorporated or formed, validly existing and in good standing under the Laws of the jurisdiction of its incorporation or formation with full right, corporate, partnership, limited liability company or similar power and authority to enter into and to consummate the transactions contemplated by the Transaction Documents and otherwise to carry out its obligations hereunder and thereunder. The execution and delivery of the Transaction Documents and performance by the Holder of the transactions contemplated by the Transaction Documents have been duly authorized by all necessary corporate, partnership, limited liability company or similar action, as applicable, on the part of the Holder and no further consent or authorization of the Holder, its equity holders or governing body is required. Each Transaction Document to which it is a party has been duly executed by the Holder, and when delivered by the Holder in accordance with the terms hereof, will constitute the valid and legally binding obligation of the Holder, enforceable against it in accordance with its terms, except as limited by the Enforceability Exceptions.

(b) No Conflicts. The execution, delivery and performance by the Holder of this Agreement and the other Transaction Documents to which it is a party, and the consummation by it of the transactions contemplated hereby and thereby, do not and will not (i) conflict with, breach or violate any provision of the Holder’s memorandum of association, articles of association, certificate or articles of incorporation, operating agreement, bylaws or other organizational or charter documents, or (ii) conflict with or result in a violation of any Law, injunction, decree or other restriction of any court or governmental authority to which the Holder is subject (including federal and state securities Laws and regulations); except in the case of clause (ii), such as would not materially impair the Holder’s ability to perform its obligations hereunder.

(c) Filings, Consents and Approvals. Except as would not materially impair the Holder’s ability to perform its obligations hereunder, the Holder is not required to obtain any consent, waiver, authorization or order of, give any notice to, or make any filing or registration with, any court or governmental authority or other Person in connection with the execution, delivery and performance by the Holder of the Transaction Documents.

(d) Understandings or Arrangements. The Holder understands that the Shares are “restricted securities” and have not been registered under the Securities Act or any applicable state securities Laws and is acquiring such Shares as principal for its own account and not with a view to or for distributing or reselling such Shares or any part thereof in violation of the Securities Act or any applicable state securities Laws, has no present intention of distributing any of such Shares in violation of the Securities Act or any applicable state securities Laws, and has no direct or indirect arrangement or understandings with any other persons to distribute or regarding the distribution of such Shares in violation of the Securities Act or any applicable state securities Laws (this representation and warranty is not limiting the Holder’s right to sell such Shares pursuant to a registration statement or otherwise in compliance with applicable federal and state securities Laws).

15

(e) Holder Status. At the time the Holder was offered the Shares, it was, and as of the date hereof it is an “accredited investor” as defined in Rule 501(a)(1), (a)(2), (a)(3), (a)(7) or (a)(8) under the Securities Act. The Holder is acquiring the Shares for its own account for investment purposes only and without any view to, or for resale in connection with, any “distribution” thereof within the meaning of the Securities Act.

(f) Experience of Such Holder. The Holder has such knowledge, sophistication and experience in business and financial matters so as to be capable of evaluating the merits and risks and benefits of the investment in the Shares, and has so evaluated the merits and risks of such investment. The Holder has no need for liquidity in this investment, is able to bear the economic risk of an investment in the Shares for an indefinite period of time and is able to afford a complete loss of such investment. The Holder is aware that an investment in the Shares is highly speculative and subject to substantial risks because, among other things, (a) the Shares are subject to transfer restrictions and have not been registered under the Securities Act and therefore cannot be sold unless subsequently registered under the Securities Act or an exemption from such registration is available and (b) it may suffer a loss of a portion or all of its investment in the Shares. The Holder understands that the Shares may not be resold unless they are registered under the Securities Act and any applicable state securities Laws or unless an exemption from such registration is available, that the availability of an exemption may depend on factors over which the Company has no control, and that unless so registered or exempt from registration the Shares may be required to be held for an indefinite period.

(g) Compliance. The Holder is in compliance with all Laws of any governmental authority applicable to its performance of its obligations hereunder, except where the failure to do so, individually or in the aggregate, would not materially impair its ability to enter into this Agreement or consummate the transactions contemplated hereby.

(h) Access to Information. The Holder acknowledges that it has had the opportunity to review the Transaction Documents (including all exhibits and schedules thereto) and the Most Recent SEC Reports and has been afforded, (i) the opportunity to ask such questions as it has deemed necessary of, and to receive answers from, representatives of the Company, concerning the terms and conditions of the offering of the Shares and the merits and risks of investing in the Shares and the Company’s business and prospects; (ii) access to information about the Company and its financial condition, results of operations, business, properties, management and prospects sufficient to enable it to evaluate its investment; and (iii) the opportunity to obtain such additional information that the Company possesses or can acquire without unreasonable effort or expense that is necessary to make an informed investment decision with respect to the investment. The Holder has received all the information it considers necessary or appropriate for deciding whether to acquire the Shares hereunder, including its own independent inquiry as to the legal, tax and accounting aspects of the transactions contemplated hereby and the Holder has not relied on the Company or its legal counsel or other advisors for legal, tax or accounting advice in connection with the transactions contemplated hereby.

16

(i) Confidentiality. Other than to other Persons party to this Agreement or to the Holder’s representatives, including, without limitation, its officers, directors, partners, legal and other advisors, employees, agents and Affiliates, the Holder has maintained the confidentiality of all disclosures made to it in connection with the transactions contemplated hereby (including the existence and terms of the transactions contemplated hereby).

(j) General Solicitation. The Holder is not exchanging the Exchanged Notes for the Shares as a result of any advertisement, article, notice or other communication regarding the Shares published in any newspaper, magazine or similar media or broadcast over television or radio or presented at any seminar or, to the knowledge of the Holder, any other general solicitation or general advertisement.

(k) Legal Proceedings. There are no Proceedings pending or, to the Holder’s knowledge, threatened in writing, against or affecting it or its respective assets, at Law or in equity, by or before any governmental authority, or by or on behalf of any third party, which, if adversely determined, would materially impair its ability to enter into this Agreement or consummate the transactions contemplated hereby.

(l) Ownership. The Holder is the sole legal and beneficial owner of the Notes and the Notes are free and clear of any Lien or other adverse claim, other than restrictions on transfer under federal and state securities Laws.

(m) Non-Reliance; No Additional Representations. The Holder acknowledges and agrees that (i) none of the Company or any other Person has made any representation or warranty, express or implied, as to the Company or the Subsidiaries or the business, financials, operations or in any other respect or the accuracy or completeness of any information regarding the Company and the Subsidiaries furnished or made available to the Holder and its representatives, except as expressly set forth in Section 3.1, (ii) the Holder has not relied on any representation or warranty from the Company, any Subsidiary or any other Person in determining to enter into this Agreement, except as expressly set forth in Section 3.1, (iii) no officer, director, manager, stockholder, agent, Affiliate, advisor, representative or employee of the Company, any Subsidiary or any other Person has any authority, express or implied, to make any representation, warranty or agreement not specifically set forth in Section 3.1, (iv) none of the Company or any other Person has any obligation to disclose any information regarding the Company or the Subsidiaries, except as expressly set forth in Section 3.1, and (v) no other Person shall have or be subject to any liability to the Holder or any other Person resulting from the distribution to the Holder, or the Holder’s use of, any such information, including any information, documents or material made available to Purchaser in any physical or electronic “data rooms”, management presentations or in any other form in expectation of the transactions contemplated by this Agreement. Without limiting the generality of the foregoing, the Holder acknowledges that none of the Company or any other Person has made any representation or warranty, express or implied, as to the financial projections, forecasts, cost estimates and other predictions relating to the Company and the Subsidiaries delivered or made available to Purchaser, if applicable or as to the probable success or profitability of the Company or the Subsidiaries.

17

Article IV.

OTHER AGREEMENTS OF THE PARTIES

4.1 Removal of Legends. (a) The Shares may only be disposed of in compliance with state and federal securities Laws. In connection with any transfer of Shares other than pursuant to an effective registration statement or Rule 144, to the Company or to an Affiliate of the Holder, the Company may require the transferor thereof to provide to the Company an opinion of counsel selected by the transferor and reasonably acceptable to the Company, the form and substance of which opinion shall be reasonably satisfactory to the Company.

(a) The Holder agrees to the imprinting, so long as is required by this Section 4.1, of a legend on any of the Shares in the following form (it being agreed that if the Shares are uncertificated, other appropriate restrictions shall be implemented to give effect to the following):

THIS SECURITY HAS NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS. THIS SECURITY MAY BE PLEDGED IN CONNECTION WITH A LOAN WITH A FINANCIAL INSTITUTION THAT IS AN “ACCREDITED INVESTOR” AS DEFINED IN RULE 501(a) UNDER THE SECURITIES ACT OR OTHER LOAN SECURED BY SUCH SECURITIES.

(b) The Company acknowledges and agrees that the Holder may from time to time pledge or grant a security interest in some or all of the Shares to a financial institution that is an “accredited investor” as defined in Rule 501(a) under the Securities Act and, if required under the terms of such arrangement, the Holder may transfer pledged or secured Shares to the pledgees or secured parties if permitted under the Securities Act and in all cases any transfer of Shares that requires the removal of the restrictive legend set forth in Section 4.1(a) shall require an opinion of counsel selected by the transferor and reasonably acceptable to the Company, the form and substance of which opinion shall be reasonably satisfactory to the Company. Such a pledge or transfer would not be subject to approval of the Company and no legal opinion of legal counsel of the pledgee, secured party or pledgor shall be required in connection with any such pledge; provided that any transfer that requires the removal of the restrictive legend set forth in Section 4.1(a) shall require an opinion of counsel selected by the transferor and reasonably acceptable to the Company, the form and substance of which opinion shall be reasonably satisfactory to the Company. Further, no notice shall be required of such pledge. At the Holder’s expense, the Company will execute and deliver such reasonable documentation as a pledgee or secured party of Shares may reasonably request in connection with a pledge or transfer of the Shares.

18

4.2 Securities Laws Disclosure; Publicity. The Holder and the Company acknowledge and agree that the Company shall file a Current Report on Form 8-K, with the Commission within the time required by the Exchange Act, with respect to the transactions contemplated by this Agreement and the other Transaction Documents.

4.3 Non-Public Information. Except with respect to the material terms and conditions of the transactions contemplated by the Transaction Documents, which shall be disclosed pursuant to Section 4.2, the Company covenants and agrees that neither it, nor any other Person acting on its behalf will provide the Holder or its agents or counsel with any information that constitutes, or the Company reasonably believes constitutes, material non-public information, unless prior thereto the Holder shall have consented to the receipt of such information and agreed with the Company to keep such information confidential. The Company understands and confirms that the Holder shall be relying on the foregoing covenant in effecting transactions in securities of the Company.

4.4 Indemnification of Holder.

(a) Subject to the provisions of this Section 4.4, the Company will indemnify and hold the Holder and its directors, officers, shareholders, members, partners, employees, and agents (and any other Persons with a functionally equivalent role of a Person holding such titles notwithstanding a lack of such title or any other title), each Person who controls the Holder (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act), and the directors, officers, shareholders, agents, members, partners, or employees (and any other Persons with a functionally equivalent role of a Person holding such titles notwithstanding a lack of such title or any other title) of such controlling persons (each, a “Holder Party”) harmless from any and all Losses that any such Holder Party actually suffers or actually incurs as a result of or relating to (i) any breach of any of the Fundamental Representations or covenants made by the Company in this Agreement or (ii) any action instituted against the Holder Parties in any capacity, or any of them or their respective Affiliates, by any stockholder or other equityholder of the Company who is not an Affiliate or transferee of such Holder Party, with respect to any of the transactions contemplated by this Agreement (other than to the extent based upon a breach of such Holder Party’s representations, warranties or covenants under the Transaction Documents or any agreements or understandings such Holder Party may have with any such stockholder or any violations by such Holder Party of state or federal securities Laws or any conduct by such Holder Party which is finally judicially determined to constitute or have resulted from any fraud, gross negligence or willful misconduct of a Holder Party).

(b) Notwithstanding anything to the contrary contained in this Agreement, in no event shall the aggregate amount of all payments made by the Company in connection with indemnification claims and other obligations under this Section 4.4 exceed the Cap.

19

(c) If any action shall be brought against any Holder Party in respect of which indemnity may be sought pursuant to this Agreement, such Holder Party shall promptly notify the Company in writing, and the Company shall have the right to assume the defense thereof with counsel of its own choosing reasonably acceptable to the Holder Party. Any Holder Party shall have the right to employ separate counsel in any such action and participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such Holder Party except to the extent that (i) the employment thereof has been specifically authorized by the Company in writing, (ii) the Company has failed after a reasonable period of time to assume such defense and to employ counsel or (iii) in such action there is, in the reasonable written opinion of outside counsel, a conflict on any material issue between the position of the Company and the position of such Holder Party that would require separate representation advisable, in which case the Company shall be responsible for the actual fees and expenses of no more than one such separate counsel. The Company will not be liable to any Holder Party under this Agreement (1) for any settlement by a Holder Party effected without the Company’s prior written consent which shall not be unreasonably withheld or delayed or (2) to the extent, but only to the extent that such Loss is attributable to any Holder Party’s breach of any of the representations, warranties, covenants, or agreements made by such Holder Party in this Agreement or in the other Transaction Documents.

(d) The indemnification provisions of this Section 4.4 shall be the sole and exclusive remedy of every Holder Party for the recovery of monetary damages for any Losses under, in connection with, or relating to this Agreement and the other Transaction Documents and the transactions contemplated hereby and thereby (whether in tort, contract or otherwise); provided that this Section 4.4(d) shall in no way limit any Holder Party or the Company from making any claim, or recovering any monetary damages, under any insurance policy or any separate right to indemnification under any Contract, the Company’s Certificate of Incorporation or Bylaws, or otherwise.

4.5 Confidentiality. Each party hereto covenants that until such time as the transactions contemplated by this Agreement are publicly disclosed by the Company pursuant to the Form 8-K described in Section 4.2, each party will maintain the confidentiality of the existence and terms of transactions contemplated by this Agreement and the other Transaction Documents (including the name and identity of the Holder) and the information included in the Disclosure Schedules. The Company expressly acknowledges and agrees that (a) the Holder does not make any representation, warranty or covenant hereby that it will not engage in effecting transactions in any securities of the Company after the time that the transactions contemplated by this Agreement are first publicly announced pursuant to the Form 8-K described in Section 4.2 and (b) the Holder shall not be restricted or prohibited from effecting any transactions in any securities of the Company in accordance with applicable securities Laws from and after the time that the transactions contemplated by this Agreement are first publicly announced pursuant to the Form 8-K described in Section 4.2.

4.6 Filings. The Company shall take such action as the Company shall reasonably determine is necessary under the Securities Act of 1933 and/or applicable securities or “Blue Sky” Law of the states of the United States, and, promptly upon the request of the Holder, shall provide evidence of any such actions.

20

4.7 Officer and Director Indemnification and Insurance.

(a) The Holder agrees that, for a period of six (6) years following the Closing, except as required by applicable law, the Holder shall cause the organizational documents of the Company and each of the Subsidiaries to contain rights to indemnification, exculpation and advancement of expenses in favor of the directors, officers, employees, and agents of the Company and each of the Subsidiaries or any other Person indemnified by the Company or any of the Subsidiaries (collectively, the “Indemnified Persons”) that are no less favorable to such Persons than provided in the organizational documents of the Company and each of the Subsidiaries in effect as of the date hereof.

(b) Effective as of the Closing, the Company shall purchase (at the Company’s sole cost and expense) and maintain in effect, commencing on the Closing and for a period of six (6) years thereafter without any lapses in coverage, an officers’ and directors’ corporate and management liability insurance policy for the benefit of each Person who is covered by the Existing Policies covering the period from and after the Closing (the “Go-Forward D&O Policy”). The Holder acknowledges and agrees that (i) the Go-Forward D&O Policy shall be issued by an insurance carrier with the same or better credit rating as the Company’s current insurance carrier for the Existing Policies in an amount, scope and on terms at least as favorable as the Existing Policies and (ii) neither the “tail” insurance policy which provides directors’ and officers’ liability and fiduciary insurance coverage for the benefit of each Person who is or was covered by the Existing Policies which comes into effect as of the Closing nor the Existing Policies shall be amended, cancelled, or otherwise modified during such six (6)-year period.

(c) The covenants contained in this Section 4.7 are intended to be for the benefit of, and shall be enforceable by, each of the current and former directors, managers, officers, employees, fiduciaries, and agents of the Company and the Subsidiaries and their respective heirs and legal representatives (the “Covered Parties”) as third-party beneficiaries of this Section 4.7, and shall not be deemed exclusive of any other rights to which a Covered Party is entitled, whether pursuant to Law, contract or otherwise. In the event that the Holder or the Company or any of the Subsidiaries (following the Closing) or any of their respective successors or assigns (i) consolidates with or merges into any other person and shall not be the continuing or surviving corporation or entity of such consolidation or merger or (ii) transfers or conveys all or substantially all of its properties and assets to any person, then, and in each such case, the Holder shall take all necessary action so that the successors or assigns of the Holder or the Company or any of the Subsidiaries (following the Closing), as the case may be, shall succeed to the obligations set forth in this Section 4.7.

(d) The obligations of the Holder and the Company under this Section 4.7 shall not be terminated or amended, waived, or modified in such a manner as to adversely affect any Covered Party to whom this Section 4.7 applies without the consent of each affected Covered Party (it being expressly agreed that the Covered Parties to whom this Section 4.7 applies shall be express intended third-party beneficiaries of this Section 4.7).

21

4.8 Co-Sale Right. From and after the Closing, the Holder and the Company acknowledge and agree that neither the Holder nor the Company shall, directly or indirectly, consummate a Fundamental Transaction unless each holder of Common Stock (other than the Holder, its transferees and their Affiliates), has the right to sell its Common Stock on the same terms and conditions (including with respect to form and amount of consideration) on which the Holder is selling, transferring or disposing of its capital stock in the Company in such Fundamental Transaction. The Company and the Holder shall provide no less than twenty (20) days’ prior written notice to each holder of Common Stock prior to the consummation of such Fundamental Transaction which includes an irrevocable offer to each such holder to participate in such Fundamental Transaction as set forth in this Section 4.8. Each holder of Common Stock (other than the Holder, its transferees and their Affiliates) of the Company is hereby made an express third-party beneficiary to this Section 4.8 and shall be entitled to the rights and benefits provided in the same and may enforce the same as if a party hereto.

4.9 Anti-Dilution. From and after the Closing, the Holder and the Company acknowledge and agree that the Holder, its transferees and their Affiliates shall not, directly or indirectly, exchange or otherwise convert the Remaining Notes into equity of the Company, in any manner that will result in the reduction of the percentage of the Common Stock of the Company held by the other stockholders of the Company immediately prior to such conversion or exchange, as determined on a fully-diluted basis at the time of such conversion or exchange as compared to such stockholders’ ownership of Common Stock as of immediately following the Exchange. The stockholders of the Company (other than the Holder, its transferees and their Affiliates), are hereby made express third-party beneficiaries to this Section 4.9 and shall be entitled to the rights and benefits provided in the same and may enforce the same as if parties hereto.

4.10 Board of Directors. From and after the Closing, the Holder and the Company acknowledge and agree that the Board of Directors shall be comprised of at least one (1) Independent Director (as defined in the rules of the OTCQX Best Market) appointed by the Holder (or, if higher, such minimum number of independent directors necessary to comply with applicable listing rules or Law) (the “Minimum Independent Director Requirement”), and until the consummation of a Fundamental Transaction, the Holder agrees to take such action as is necessary to cause the Company to be in compliance with the Minimum Independent Director Requirement. Each holder of Common Stock of the Company (other than the Holder, its transferees and their Affiliates) is hereby made an express third-party beneficiary to this Section 4.10 and shall be entitled to the rights and benefits provided in the same and may enforce the same as if a party hereto.

22

Article V.

REGISTRATION RIGHTS

5.1 Demand Registration.

(a) Request for Registration. Subject to Sections 5.1(c) and 5.3, the Holder may make a written demand for Registration of all or part of their Registrable Securities (and the Registrable Securities subject to such request have an anticipated aggregate offering price, before deduction for Selling Expenses, of at least $5,000,000), which written demand shall describe the amount and type of securities to be included in such Registration and the intended method(s) of distribution thereof (such written demand a “Demand Registration”). The Company shall use reasonable best efforts to file, as soon thereafter as practicable, but not more than forty five (45) days immediately after the Company’s receipt of a Demand Registration, a Form S-3 or, if Form S-3 is not then available to the Company, a Form S-1 covering all Registrable Securities requested by the Holder pursuant to such Demand Registration, and the Company shall use reasonable best efforts to cause such Form S-3 or Form S-1 to be declared effective by the Commission or otherwise become effective as promptly as practicable after such filing. Under no circumstances shall the Company be obligated to effect more than an aggregate of two (2) Registrations in any twelve (12)-month period pursuant to a Demand Registration under this Section 5.1(a) with respect to any or all of the Registrable Securities.

(b) Underwritten Offering. Subject to Sections 5.1(c) and 5.3, if the Holder so advises the Company as part of their Demand Registration that the offering of the Registrable Securities pursuant to such Demand Registration shall be in the form of an Underwritten Offering, then the right of the Holder to include its Registrable Securities in such Registration shall be conditioned upon the Holder’s participation in such Underwritten Offering and the inclusion of the Holder’s Registrable Securities in such Underwritten Offering to the extent provided herein. If the Holder proposes to distribute its Registrable Securities through an Underwritten Offering under this Section 5.1(b), the Holder shall enter into an underwriting agreement in customary form with the Underwriter(s) selected for such Underwritten Offering by the Company, subject to the reasonable approval of the Holder.

(c) Reduction of Underwritten Offering. If the managing Underwriter or Underwriters in an Underwritten Registration pursuant to a Demand Registration, in good faith, advises the Company, and the Holder in writing that the dollar amount or number of Registrable Securities that the Holder desires to sell, taken together with all other shares of Common Stock or other equity securities that the Company desires to sell and the shares of Common Stock, if any, as to which a Registration has been requested pursuant to separate written contractual piggyback registration rights held by any other stockholders who desire to sell, exceeds the maximum dollar amount or maximum number of equity securities that can be sold in the Underwritten Offering without adversely affecting the proposed offering price, the timing, the distribution method, or the probability of success of such offering (such maximum dollar amount or maximum number of such securities, as applicable, that can be sold in an Underwritten Offering contemplated by this Section 5.1(c) or Section 5.2(b), as applicable, the “Maximum Number of Securities”), then the Company shall include in such Underwritten Offering, as follows: (i) the Registrable Securities as to which Demand Registration has been requested by the Holder (pro rata in accordance with the number of shares that each such Person has requested be included in such Registration, regardless of the number of shares held by each such Person (such proportion is referred to herein as “Pro Rata”)) that can be sold without exceeding the Maximum Number of Securities, (ii) to the extent that the Maximum Number of Securities has not been reached under the foregoing clause (i), the shares of Common Stock or other equity securities that the Company desires to sell, which can be sold without exceeding the Maximum Number of Securities, and (iii) to the extent that the Maximum Number of Securities has not been reached under the foregoing clauses (i) and (ii), the shares of Common Stock or other equity securities of other Persons or entities that the Company is obligated to register in a Registration pursuant to separate written contractual arrangements with such Persons and that can be sold without exceeding the Maximum Number of Securities.

23

5.2 Piggyback Registration.

(a) Piggyback Rights. If the Company proposes to file a Registration Statement under the Securities Act with respect to an offering of equity securities, or securities or other obligations exercisable or exchangeable for, or convertible into equity securities, for its own account or for the account of stockholders of the Company (or by the Company and by the stockholders of the Company other than pursuant to Section 5.1), other than a Registration Statement (i) filed in connection with any employee stock option or other benefit plan or employee stock purchase plan, (ii) for an offering in connection with a merger, consolidation or other acquisition, an exchange offer or offering of securities solely to the Company’s existing stockholders (including any rights offering with a backstop or standby commitment), (iii) for an offering of debt that is convertible into or exchangeable for equity securities of the Company, (iv) for a dividend reinvestment plan or (v) an Other Coordinated Offering, then the Company shall give written notice of such proposed filing to the Holder holding Registrable Securities as soon as practicable but not less than ten (10) days before the anticipated filing date of such Registration Statement, which notice shall (A) describe the amount and type of securities to be included in such offering, the intended method(s) of distribution, and the name of the proposed managing Underwriter or Underwriters, if any, in such offering, and (B) offer to the Holder holding Registrable Securities the opportunity to register the sale of such number of Registrable Securities as the Holder may request in writing within three (3) business days after receipt of such written notice (such Registration a “Piggyback Registration”) and such written request shall specify the amount of Registrable Securities to be included in such Piggyback Registration; provided that if such request is not delivered within such period, the Holder shall be deemed to have irrevocably waived any and all rights under this Section 5.2 with respect to such Registration (but not with respect to future Registrations in accordance with this Section 5.2). The Company shall, in good faith, cause such Registrable Securities to be included in such Piggyback Registration and shall use commercially reasonable efforts to cause the managing Underwriter or Underwriters of a proposed Underwritten Offering to permit the Registrable Securities requested by the Holder pursuant to this Section 5.2(a) to be included in a Piggyback Registration on the same terms and conditions as any similar securities of the Company included in such Registration and to permit the sale or other disposition of such Registrable Securities in accordance with the intended method(s) of distribution thereof. If the Holder proposes to distribute its Registrable Securities through an Underwritten Offering under this Section 5.2(a), the Holder shall enter into an underwriting agreement in customary form with the Underwriter(s) selected for such Underwritten Offering by the Company. The Company shall have the right to terminate or withdraw any Registration Statement initiated by it under this Section 5.2(a) before the effective date of such Registration, whether or not the Holder has elected to include Registrable Securities in such Registration.

24

(b) Reduction of Piggyback Registration. If the managing Underwriter or Underwriters in an Underwritten Registration that is to be a Piggyback Registration, in good faith, advises the Company and the Holder holding Registrable Securities participating in the Piggyback Registration in writing that the dollar amount or number of the equity securities that the Company desires to sell, taken together with (i) the shares of Common Stock, if any, as to which Registration has been demanded pursuant to separate written contractual arrangements with Persons other than the Holder holding Registrable Securities hereunder and (ii) the Registrable Securities as to which Registration has been requested pursuant to Section 5.2 hereof, exceeds the Maximum Number of Securities, then:

(i) If the Registration is undertaken for the Company’s account, the Company shall include in any such Registration (A) first, the shares of Common Stock or other equity securities that the Company desires to sell, which can be sold without exceeding the Maximum Number of Securities and (B) second, to the extent that the Maximum Number of Securities has not been reached under the foregoing clause (A), the Registrable Securities of the Holder exercising its rights to register its Registrable Securities pursuant to Section 5.2(a), Pro Rata, which can be sold without exceeding the Maximum Number of Securities and (C) third, to the extent that the Maximum Number of Securities has not been reached under the foregoing clauses (A) and (B), the shares of Common Stock or other equity securities for the account of other Persons that the Company is obligated to register, if any, as to which Registration has been requested pursuant to separate written contractual arrangements with such Persons, which can be sold without exceeding the Maximum Number of Securities;

(ii) If the Registration is pursuant to a request by Persons other than the Holder holding Registrable Securities, then the Company shall include in any such Registration (A) first, the shares of Common Stock or other equity securities, if any, of such requesting Persons or entities, other than the Holder holding Registrable Securities, which can be sold without exceeding the Maximum Number of Securities, (B) second, to the extent that the Maximum Number of Securities has not been reached under the foregoing clause (A), the Registrable Securities of the Holder exercising its rights to register its Registrable Securities pursuant to Section 5.2(a), Pro Rata, which can be sold without exceeding the Maximum Number of Securities, and (C) third, to the extent that the Maximum Number of Securities has not been reached under the foregoing clauses (A) and (B), the shares of Common Stock or other equity securities that the Company desires to sell, which can be sold without exceeding the Maximum Number of Securities.

(c) Unlimited Piggyback Registration Rights. For purposes of clarity, any Registration effected pursuant to Section 5.2 shall not be counted as a Registration pursuant to a Demand Registration effected under Section 5.1.

5.3 Restrictions on Registration Rights. If (A) during the period starting with the date thirty (30) days prior to the Company’s good faith estimate of the date of the filing of, and ending on a date one hundred and twenty (120) days after the effective date of, a Company initiated Registration and provided that the Company continues to actively employ, in good faith, commercially reasonable efforts to cause the applicable Registration Statement to become and/or remain effective, (B) the Holder has requested an Underwritten Registration and the Company and the Holder is unable to obtain the commitment of underwriters to firmly underwrite the offer or (C) in the good faith judgment of the Board of Directors such Registration would be seriously detrimental to the Company and the Board of Directors concludes as a result that it is essential to defer the filing of such Registration Statement at such time, then in each case the Company shall furnish to the Holder a certificate signed by the Chair of the Board of Directors stating that in the good faith judgment of the Board of Directors it would be seriously detrimental to the Company for such Registration Statement to be filed in the near future and that it is therefore essential to defer the filing of such Registration Statement. In such event, the Company shall have the right to defer such filing for a period of not more than ninety (90) days.

25

5.4 Company Procedures.

(a) General Procedures. If at any time on or after the Closing, the Company is required to effect the Registration of Registrable Securities, the Company shall use its commercially reasonable efforts to effect such Registration to permit the sale of such Registrable Securities in accordance with the intended plan of distribution thereof, and pursuant thereto the Company shall, as expeditiously as possible:

(i) use its commercially reasonable efforts to prepare and file with the Commission after receipt of a request for a Demand Registration pursuant to Section 5.1 a Registration Statement on any form for which the Company then qualifies or which counsel for the Company shall deem appropriate and which form shall be available for the sale of all Registrable Securities to be registered thereunder in accordance with the intended method(s) of distribution thereof, with respect to such Registrable Securities and shall use its commercially reasonable efforts to cause such Registration Statement to become effective and remain effective until all Registrable Securities covered by such Registration Statement have been sold or otherwise cease to be Registrable Securities;

(ii) prepare and file with the Commission such amendments and post-effective amendments to the Registration Statement, and such supplements to the Prospectus, as may be requested by the Holder or any Underwriter of Registrable Securities or as may be required by the rules, regulations or instructions applicable to the registration form used by the Company or by the Securities Act or rules and regulations thereunder to keep the Registration Statement effective until all Registrable Securities covered by such Registration Statement are sold in accordance with the intended plan of distribution set forth in such Registration Statement or supplement to the Prospectus;

(iii) prior to filing a Registration Statement or Prospectus, or any amendment or supplement thereto (other than by way of a document incorporated by reference), furnish without charge to the Underwriters, if any, and the Holder, and the Holder’s legal counsel, copies of such Registration Statement as proposed to be filed, each amendment and supplement to such Registration Statement (other than by way of a document incorporated by reference), the Prospectus included in such Registration Statement (including each preliminary Prospectus), and such other documents as the Underwriters and the Holder or its legal counsel may request in order to facilitate the disposition of the Holder’s Registrable Securities; provided, however, that the Company shall be under no obligation to provide any document that is incorporated by reference in any Registration Statement or Prospectus, or any amendment or supplement thereto, to the extent such document is publicly available on the Commission’s EDGAR system;

26

(iv) prior to any public offering of Registrable Securities, use commercially reasonable efforts to (A) register or qualify the Registrable Securities covered by the Registration Statement under such securities or “blue sky” laws of such jurisdictions in the United States as the Holder (in light of its intended plan of distribution) may request and (B) take such action necessary to cause such Registrable Securities covered by the Registration Statement to be registered with or approved by such other governmental authorities as may be necessary by virtue of the business and operations of the Company and do any and all other acts and things that may be necessary or advisable to enable any Holder of Registrable Securities included in such Registration Statement to consummate the disposition of such Registrable Securities in such jurisdictions; provided, however, that the Company shall not be required to qualify generally to do business or to qualify as a dealer in any jurisdiction where it would not otherwise be required to qualify or take any action to which it would be subject to general service of process or taxation in any such jurisdiction where it is not then otherwise so subject;

(v) use its commercially reasonable efforts to cause all such Registrable Securities to be listed on each securities exchange or automated quotation system on which similar securities issued by the Company are then listed;

(vi) provide a transfer agent and registrar for all such Registrable Securities no later than the effective date of such Registration Statement;

(vii) after the filing of a Registration Statement, the Company shall promptly, and in no event more than three (3) Business Days after such filing, notify the Holder of such filing, and shall further notify the Holder promptly and confirm such advice in writing in all events within three (3) Business Days of the occurrence of any of the following: (A) when such Registration Statement becomes effective; (B) when any post-effective amendment to such Registration Statement becomes effective; (C) the issuance or threatened issuance by the Commission of any stop order (and the Company shall take all actions required to prevent the entry of such stop order or to remove it if entered); and (D) when a Prospectus relating to such Registration Statement is required to be delivered under the Securities Act, of the happening of any event as a result of which the Prospectus included in such Registration Statement, as then in effect, includes a Misstatement, and then to correct such Misstatement as set forth in Section 5.4(d) hereof, and promptly make available to the Holder any such supplement or amendment; except that before filing with the Commission a Registration Statement or Prospectus or any amendment or supplement thereto, including documents incorporated by reference, the Company shall furnish to the Holder and to its legal counsel, copies of all such documents proposed to be filed sufficiently in advance of filing to provide the Holder and its legal counsel with a reasonable opportunity to review such documents and comment thereon;

27

(viii) promptly following the filing of any Registration Statement or Prospectus or any amendment or supplement to such Registration Statement or Prospectus (other than by way of a document incorporated by reference) furnish a copy thereof to each seller of such Registrable Securities or its counsel;

(ix) permit a representative of the Holder, the Underwriters, if any, and any attorney or accountant retained by the Holder or such Underwriter to participate, at each such person’s own expense, in the preparation of the Registration Statement, and cause the Company’s officers, directors and employees to supply all information reasonably requested by any such representative, Underwriter, attorney or accountant in connection with the Registration; provided, however, that such representatives or Underwriters enter into a confidentiality agreement, in form and substance reasonably satisfactory to the Company, prior to the release or disclosure of any such information;

(x) obtain a “cold comfort” letter from the Company’s independent registered public accountants in the event of an Underwritten Registration or other sale by a broker, placement agent or sales agent pursuant to such Registration in customary form and covering such matters of the type customarily covered by “cold comfort” letters as the managing Underwriter may reasonably request, and reasonably satisfactory to the Holder;

(xi) on the date the Registrable Securities are delivered for sale, in the event of an Underwritten Registration or other sale by a broker, placement agent or sales agent pursuant to such Registration, obtain an opinion, dated such date, of one (1) counsel representing the Company for the purposes of such Registration, addressed to the Holder, the placement agent or sales agent, if any, and the Underwriters, if any, covering such legal matters with respect to the Registration in respect of which such opinion is being given as the Holder, placement agent, sales agent or Underwriter may reasonably request and as are customarily included in such opinions, and reasonably satisfactory to the Holder;

(xii) enter into customary agreements (including, if applicable, an underwriting agreement in customary form) and take such other actions as are reasonably required in order to expedite or facilitate the disposition of such Registrable Securities. The representations, warranties and covenants of the Company in any underwriting agreement which are made to or for the benefit of any Underwriters, to the extent applicable, shall also be made to and for the benefit of the Holder, and the representations, warranties and covenants of the Holder included in such registration statement in any underwriting agreement which are made to or for the benefit of any Underwriters, to the extent applicable, shall also be made to and for the benefit of the Company;

28

(xiii) make available to its security holders, as soon as reasonably practicable, an earnings statement covering the period of at least twelve (12) months beginning with the first day of the Company’s first full calendar quarter after the effective date of the Registration Statement which satisfies the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder (or any successor rule promulgated thereafter by the Commission);

(xiv) if the Registration involves the Registration of Registrable Securities with a total offering price (including piggyback securities and before deducting underwriting discounts) in excess of $50,000,000, use its commercially reasonable efforts to make available senior executives of the Company to participate in customary “road show” presentations that may be reasonably requested by the Underwriter in any Underwritten Offering;

(xv) upon execution of confidentiality agreements, make available for inspection by any Underwriter participating in any disposition pursuant to such registration statement and any attorney, accountant or other professional retained by any such Underwriter, all financial and other records, pertinent corporate documents and properties of the Company, as shall be necessary to enable them to exercise their due diligence responsibility; and

(xvi) otherwise, in good faith, cooperate reasonably with, and take such customary actions as may reasonably be requested by the Holder, in connection with such Registration.

(b) Information. The Holder shall promptly provide such information as may reasonably be requested by the Company, or the managing Underwriter, if any, in connection with the preparation of any Registration Statement, including amendments and supplements thereto, in order to effect the registration of any Registrable Securities under the Securities Act and in connection with the Company’s obligation to comply with federal and applicable state securities Laws.

(c) Requirements for Participation in Underwritten Offerings. No Person may participate in any Underwritten Offering for equity securities of the Company pursuant to a Registration initiated by the Company hereunder unless such Person (i) agrees to sell such Person’s securities on the basis provided in any underwriting arrangements approved by the Company and (ii) completes and executes all customary questionnaires, powers of attorney, indemnities, lock-up agreements, underwriting agreements and other customary documents as may be reasonably required under the terms of such underwriting arrangements.

29

(d) Suspension of Sales; Adverse Disclosure. Upon receipt of written notice from the Company that a Registration Statement or Prospectus contains a Misstatement, the Holder shall forthwith discontinue disposition of Registrable Securities until it has received copies of a supplemented or amended Prospectus correcting the Misstatement, or until it is advised in writing by the Company that the use of the Prospectus may be resumed. If the filing, initial effectiveness, or continued use of a Registration Statement or, if applicable, any amendment thereto in respect of any Registration at any time would require the Company to make an Adverse Disclosure or would require the inclusion in such Registration Statement of financial statements that are unavailable to the Company for reasons beyond the Company’s control, the Company may, upon giving prompt written notice of such action to the Holder, delay the filing or initial effectiveness of, or suspend use of, such Registration Statement (a “Suspension Event”) for the shortest period of time, but in no event more than an aggregate of ninety (90) days in any 12 month period, determined in good faith by the Company to be necessary for such purpose; and provided further that the Company shall not register any securities for its own account or that of any other stockholder during any such Suspension Event, other than pursuant to a registration relating to the sale or grant of securities to employees or directors of the Company or a subsidiary pursuant to a stock option, stock purchase, equity incentive or similar plan; or a registration in which the only Common Stock being registered is Common Stock issuable upon conversion of debt securities that are also being registered. In the event the Company exercises its rights under the preceding sentence, the Holder agrees to suspend, immediately upon their receipt of the notice referred to above, their use of the Prospectus relating to any Registration in connection with any sale or offer to sell Registrable Securities. The Company shall immediately notify the Holder in writing upon the termination of any Suspension Event, amend or supplement the Prospectus, if necessary, so it does not contain any untrue statement of a material fact or any omission of a material fact required to be stated therein or necessary to make the statements therein not misleading and furnish to the Holder such numbers of copies of the Prospectus as so amended or supplemented as the Holder may reasonably request.

(e) Lock-Up Agreements. In connection with each Registration or sale of Registrable Securities pursuant to Section 5.1 or Section 5.2 conducted as an Underwritten Offering, the Holder agrees, if requested, to become bound by and to execute and deliver a lock-up agreement with the Underwriter(s) of such Underwritten Offering restricting the Holder’s right to (a) Transfer, directly or indirectly, any Registrable Securities or (b) enter into any swap or other arrangement that transfers to another any of the economic consequences of ownership of Registrable Securities during the period commencing on the date of the underwriting agreement relating to the Underwritten Offering and ending on the date specified by the Underwriters (such period not to exceed 90 days plus such additional period as may be requested by the Company or an Underwriter to accommodate regulatory restrictions on the publication or other distribution of research reports and analyst recommendations and opinions, if applicable). The terms of such lock-up agreements shall be negotiated among the Holder, the Company and the Underwriters and shall include customary carve-outs from the restrictions on Transfer set forth therein.

(f) Registration Expenses. The Registration Expenses of all Registrations shall be borne by the Company; provided, however, that the Company shall not be required to pay for any expenses of any registration proceeding begun pursuant to Section 5.1 if the registration request is subsequently withdrawn at the request of the Holder (in which case the Holder shall bear such expenses); provided, further, however, that if, at the time of such withdrawal, the Holder shall have learned of a material adverse change in the condition, business, or prospects of the Company not known (and not reasonably available upon request from the Company or otherwise) to the Holder at the time of its request and have withdrawn the request with reasonable promptness after learning of such information, then the Holder shall not be required to pay any of such expenses. It is acknowledged by the Holder that the Holder shall bear all Selling Expenses with respect to Registrable Securities included by the Holder in such Registration, and other than as set forth in the definition of “Registration Expenses,” all reasonable fees and expenses of any legal counsel representing the Holder.

30

5.5 Indemnification.

(a) In connection with any Registration Statement in which the Holder holding Registrable Securities is participating, the Holder shall furnish to the Company in writing such information and affidavits as the Company reasonably requests for use in connection with any such Registration Statement or Prospectus and shall indemnify, to the fullest extent permitted by Law, the Company, each of its directors and officers and agents and each Person who controls the Company (within the meaning of the Securities Act) (each, a “Company Indemnified Party”) against any Losses resulting from any Violation, but only to the extent, in each case, that such Violation was made in reliance upon and in conformity with information furnished in writing to the Company by the Holder expressly for use in the Registration Statement, Prospectus (including any preliminary Prospectus, final Prospectus or summary Prospectus) contained in the Registration Statement, or any amendment or supplement thereof, and shall reimburse the Company, its directors and officers, and each other controlling Person for any documented legal or other expenses reasonably incurred by any of them in connection with investigating or defending any such Loss. The Holder shall indemnify the Underwriters, their officers, directors and each Person who controls such Underwriters (within the meaning of the Securities Act) (each, an “Underwriter Indemnified Party”) to the same extent as provided in the foregoing with respect to the indemnification of the Company. The Holder’s total indemnification obligations hereunder to all Company Indemnified Parties and all Underwriter Indemnified Parties shall be limited, in the aggregate, to the amount of any net proceeds actually received by the Holder in such offering giving rise to such liability.

(b) In connection with any Registration Statement in which the Holder holding Registrable Securities is participating, the Company agrees to indemnify, to the fullest extent permitted by Law, Holder, its officers, employees, affiliates, directors, partners, members, attorneys and agents, and each Person, if any, who controls Holder (within the meaning of the Securities Act) (each, a “Holder Indemnified Party”), against all Losses resulting from any Violation, except to the extent that such Violation was made in reliance by the Company upon and in conformity with information furnished in writing to the Company by the Holder expressly for use in the Registration Statement, Prospectus (including any preliminary Prospectus, final Prospectus or summary Prospectus) contained in the Registration Statement, or any amendment or supplement thereof, and shall promptly reimburse each such Holder Indemnified Party for any documented legal or other expenses reasonably incurred by any of them in connection with investigating or defending any such Loss.

31

(c) Any Person entitled to indemnification under this Section 5.5 shall (i) give prompt written notice to the indemnifying party of any Loss with respect to which it seeks indemnification (provided that the failure to give prompt notice shall not impair any Person’s right to indemnification or relieve any party from any liability hereunder to the extent such failure has not materially prejudiced the indemnifying party) and (ii) unless in such indemnified party’s reasonable judgment a conflict of interest between such indemnified and indemnifying parties may exist with respect to such claim, permit such indemnifying party, to the extent that it wishes, jointly with all other Persons entitled to indemnification, to assume control of the defense thereof with counsel reasonably satisfactory to the indemnified party. If such defense is assumed, the indemnifying party shall not be subject to any liability for any settlement made by the indemnified party without its consent (but such consent shall not be unreasonably withheld). An indemnifying party who is not entitled to, or elects not to, assume the defense of a claim shall not be obligated to pay the fees and expenses of more than one counsel for all parties indemnified by such indemnifying party with respect to such claim, unless, based upon the written opinion of counsel of any indemnified party, representation of an indemnified party and any other such indemnified party by the same counsel would be inappropriate due to actual or potential differing interests between them. No indemnifying party shall, without the consent of the indemnified party, consent to the entry of any judgment or enter into any settlement which cannot be settled in all respects by the payment of money (and such money is so paid by the indemnifying party pursuant to the terms of such settlement) or which settlement does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect to such claim or litigation.

(d) The indemnification provided for under this Agreement shall remain in full force and effect regardless of any investigation made by or on behalf of the indemnified party or any officer, director or controlling Person of such indemnified party and shall survive the Transfer of securities.

(e) If the indemnification provided under Section 5.5 from the indemnifying party is unavailable or insufficient to hold harmless an indemnified party in respect of any Loss, then the indemnifying party, in lieu of indemnifying the indemnified party, shall contribute to the amount paid or payable by the indemnified party as a result of such Losses in such proportion as is appropriate to reflect the relative fault of the indemnifying party and the indemnified party, as well as any other relevant equitable considerations. The relative fault of the indemnifying party and indemnified party shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact, was made by, or relates to information supplied by, such indemnifying party or indemnified party, and the indemnifying party’s and indemnified party’s relative intent, knowledge, access to information and opportunity to correct or prevent such action; provided, however, that the liability of the Holder under this Section 5.5(e) shall be limited to the amount of the net proceeds actually received by the Holder in such offering giving rise to such liability except in the case of fraud or willful misconduct by the Holder. The amount paid or payable by a party as a result of the Losses referred to above shall be deemed to include, subject to the limitations set forth in Sections 5.5(a), 5.5(c) and this Section 5.5(e), any legal or other fees, charges or expenses reasonably incurred by such party in connection with any investigation or proceeding. The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 5.5(e) were determined by Pro Rata allocation or by any other method of allocation, which does not take account of the equitable considerations referred to in this Section 5.5(e). No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution pursuant to this Section 5.5(e) from any Person who was not guilty of such fraudulent misrepresentation.

32

5.6 Term. The rights and obligations under Article V shall terminate on the date that the Holder no longer holds any Registrable Securities (but in no event prior to the applicable period referred to in Section 4(a)(3) of the Securities Act and Rule 174 thereunder (or any successor rule promulgated thereafter by the United States Securities and Exchange Commission)). Section 5.5 shall survive any termination.

5.7 Permitted Transfers. The rights and obligations of the Holder under this Article V may be freely assigned or delegated, in whole or in part, by the Holder to any transferee of the Shares, so long as such Shares continue to be Registrable Securities.

5.8 Definitions. Capitalized terms used but not otherwise defined in Article V or elsewhere in this Agreement shall have the meanings set forth below.

(a) “Adverse Disclosure” means any public disclosure of material non-public information, which disclosure, in the good faith judgment of the principal executive officer or principal financial officer of the Company, after consultation with counsel to the Company, (i) would be required to be made in any Registration Statement or Prospectus in order for the applicable Registration Statement or Prospectus not to contain any Misstatement, (ii) would not be required to be made at such time if the Registration Statement were not being filed, and (iii) the Company has a bona fide business purpose for not making such information public.

(b) “Misstatement” means an untrue statement of a material fact or an omission to state a material fact required to be stated in a Registration Statement or Prospectus, or necessary to make the statements in a Registration Statement or Prospectus (in the case of a Prospectus, in the light of the circumstances under which they were made) not misleading.

(c) “Other Coordinated Offering” means an “at the market” or similar registered offering through a broker, sales agent or distribution agent, whether as agent or principal.

(d) “Prospectus” means the prospectus included in any Registration Statement, as supplemented by any and all prospectus supplements and as amended by any and all post-effective amendments and including all material incorporated by reference in such prospectus.

33

(e) “Registrable Security” means (a) the Shares, and (b) any other equity security of the Company issued or issuable with respect to any such share of Common Stock referred to in clause (a) by way of a share capitalization or share split or in connection with a combination of shares, recapitalization, merger, consolidation or reorganization; provided, however, that, as to any particular Registrable Security, such securities shall cease to be Registrable Securities when: (i) a Registration Statement with respect to the sale of such securities shall have become effective under the Securities Act and such securities shall have been Transferred in accordance with such Registration Statement, (ii) such securities shall have been otherwise Transferred, new certificates or book entry positions for such securities not bearing a legend restricting further Transfer shall have been delivered by the Company and subsequent public distribution of such securities shall not require registration under the Securities Act, (iii) such securities shall have ceased to be outstanding, (iv) such securities have been sold to, or through, a broker, dealer or underwriter in a public distribution or other public securities transaction or (v) with respect to the Holder, when all such securities held by the Holder could be sold without restriction on volume or manner of sale in any three (3) month period without registration under Rule 144 promulgated under the Securities Act (or any successor rule promulgated thereafter by the Commission).

(f) “Registration” means a registration effected by preparing and filing a registration statement or similar document in compliance with the requirements of the Securities Act, and the applicable rules and regulations promulgated thereunder, and such registration statement becoming effective.

(g) “Registration Expenses” shall mean the out-of-pocket expenses of a Registration, including, without limitation, the following (but excluding Selling Expenses):

(i) all registration and filing fees (including fees with respect to filings required to be made with the Financial Industry Regulatory Authority, Inc.) and any securities exchange on which the Common Stock is then listed;

(ii) the fees and expenses of compliance with state securities or blue sky laws (including reasonable fees and disbursements of counsel for the Underwriters in connection with blue sky qualifications of Registrable Securities);

(iii) printing, messenger, telephone and delivery expenses;

(iv) the Company’s internal expenses (including, without limitation, all salaries and expenses of its officers and employees);

(v) the fees and expenses incurred in connection with the listing of the Registrable Securities as required by subsection 5.4(a)(v);

(vi) the fees and disbursements of counsel for the Company;

(vii) the fees and expenses of all independent registered public accountants retained by the Company incurred specifically in connection with such Registration;

(viii) the fees and expenses of any special experts retained by the Company in connection with such registration; and

(ix) the reasonable fees and expenses of one legal counsel to the Holder (the “Selling Holder Counsel”) in connection with a Registration pursuant to Section 5.1 in an amount not to exceed $100,000.

34

(h) “Registration Statement” means any registration statement that covers the Registrable Securities pursuant to the provisions of this Agreement, including the Prospectus included in such registration statement, amendments (including post-effective amendments) and supplements to such registration statement, and all exhibits to and all material incorporated by reference in such registration statement.

(i) “Selling Expenses” means all underwriting discounts, selling commissions, and stock transfer taxes applicable to the sale of Registrable Securities and fees and disbursements of counsel for the Holder, except for the fees and disbursements of the Selling Holder Counsel borne and paid by the Company as provided in Section 5.4(f).

(j) “Transfer” means, with respect to any Registrable Security, any interest therein, or any other securities or equity interests relating thereto, a direct or indirect transfer, sale, exchange, assignment, pledge, hypothecation or other encumbrance or other disposition thereof, including the grant of an option or other right, whether directly or indirectly, whether voluntarily, involuntarily, by operation of law, pursuant to judicial process or otherwise.

(k) “Underwriter” means a securities dealer who purchases any Registrable Securities as principal in an Underwritten Offering and not as part of such dealer’s market-making activities.

(l) “Underwritten Registration” or “Underwritten Offering” means a Registration in which securities of the Company are sold to an Underwriter in a firm commitment underwriting for distribution to the public.

(m) “Violation” means (i) any untrue or alleged untrue statement of material fact contained in any Registration Statement, any Prospectus (including any preliminary Prospectus, final Prospectus or summary Prospectus) contained in the Registration Statement, or any amendment or supplement thereof or any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein (in the case of a Prospectus, in the light of the circumstances under which they were made) not misleading, or (ii) any violation by the Company of the Securities Act or any rule or regulation promulgated thereunder applicable to the Company and relating to action or inaction required of the Company in connection with any such Registration.

35

Article VI.

MISCELLANEOUS

6.1 Release.

(a) Effective on the Closing Date immediately upon giving effect to the Closing, without the need for further action by any party, the Company on its behalf and on behalf of each of its Related Parties (collectively, the “Company Releasing Parties”), hereby conclusively, absolutely, unconditionally, irrevocably, and forever waives, releases, absolves, acquits, and discharges any and all Claims which the Company Releasing Parties (or any of them) have, had, now have, or may hereafter have, on any ground whatsoever, including, without limitation, at common law, in equity, in tort, or under any contract, agreement, statute, rule, regulation, or order, against the Holder and its Related Parties (collectively, the “Holder Released Parties”) arising out of acts, facts and circumstances occurring on or before the Closing against the Holder Released Parties or any of them, based on, related to, or in any manner arising from, in whole or in part, the Company, the Exchanged Notes, the Retained Notes or the transactions contemplated hereby (collectively, the “Holder Released Claims”); provided, however, that the foregoing release shall not (i) be construed to prohibit a party from seeking to enforce the terms of, or be construed to release any duties, obligations, or liabilities of any of the Holder Released Parties under (but only to the extent such Released Party is a party to any of the following agreements), the Transaction Documents; (ii) apply to any breaches of this Agreement by any of the Holder Released Parties; or (iii) apply to any Claim for Fraud.

(b) Subject to the occurrence and consummation of the Closing and effective on the Closing Date immediately upon giving effect to the Closing, without the need for further action by any party, the Holder on behalf of itself and each of its Related Parties (collectively, the “Holder Releasing Parties”), hereby conclusively, absolutely, unconditionally, irrevocably, and forever waives, releases, absolves, acquits, and discharges any and all Claims which the Holder Releasing Parties (or any of them) have, had, now have, or may hereafter have, on any ground whatsoever, including, without limitation, at common law, in equity, in tort, or under any contract, agreement, statute, rule, regulation, or order, against the Company, its Subsidiaries and their Related Parties (collectively, the “Company Released Parties”) arising out of acts, facts and circumstances occurring on or before the Closing against the Company Released Parties or any of them, based on, related to, or in any manner arising from, in whole or in part, the Company, the Exchanged Notes, the Retained Notes or the transactions contemplated hereby (collectively, the “Company Released Claims”); provided, however, that the foregoing release shall not (i) be construed to prohibit a party from seeking to enforce the terms of, or be construed to release any duties, obligations, or liabilities of any of the Company Released Parties under (but only to the extent such Released Party is a party to any of the following agreements), the Transaction Documents; (ii) apply to any breaches of this Agreement by any of the Company Released Parties for which the Holder may seek indemnification pursuant to Section 4.4; (iii) apply to the Company’s obligations with respect to the Remaining Notes, or any indentures, security agreements, and other documents or agreements relating thereto as set forth in the indenture for the Remaining Notes; (iv) apply to any Claims by the Holder acting in its capacity as a stockholder of the Company after the Closing to the extent arising out of facts and circumstances first occurring after the Closing; or (v) apply to any Claim for Fraud.

36

(c) Each Releasing Party expressly acknowledges and agrees, to the fullest extent permitted by law and after having been advised by their legal counsel with respect thereto, that the Releasing Parties have expressly waived and relinquished (i) any and all Claims that any Releasing Party does not know or suspect to exist in its favor at the time of executing this Agreement and that, if known by it, would have materially affected its decision with respect to entry into this Agreement (collectively, “Unknown Claims”) that constitute Released Claims and (ii) any and all provisions, rights, and benefits conferred by or under Cal. Civ. Code § 1542 or any Law of the United States or any state or territory of the United States (including, without limitation, New York), or any statute, rule, regulation, or principle of public policy or common law, which is similar, comparable, or equivalent to Cal. Civ. Code § 1542, which provides:

A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS THAT THE CREDITOR OR RELEASING PARTY DOES NOT KNOW OR SUSPECT TO EXIST IN HIS OR HER FAVOR AT THE TIME OF EXECUTING THE RELEASE, AND THAT, IF KNOWN BY HIM OR HER, WOULD HAVE MATERIALLY AFFECTED HIS OR HER SETTLEMENT WITH THE DEBTOR OR RELEASED PARTY.

(d) Each Releasing Party hereby irrevocably covenants to refrain from, directly or indirectly, asserting any Released Claim, or commencing, instituting or causing to be commenced, any proceeding of any kind against any Released Party, based upon any Released Claim.

(e) Each Releasing Party represents and warrants that it has the full power and authority to release the Released Claims released by such Releasing Party under this Section 6.1, as applicable, and that no such Released Claim, as applicable, have been sold, assigned, conveyed, pledged, encumbered or otherwise transferred by it.

(f) Each Company Released Party and each Holder Released Party is hereby made an express third-party beneficiary to this Section 6.1 and shall be entitled to the rights and benefits provided in the same and may enforce the same as if a party hereto.

6.2 No Recourse. Notwithstanding anything to the contrary contained in this Agreement, the Holder and the Company each acknowledge and agree (each on behalf of itself and its Affiliates and Related Parties) that, with respect to the obligations of the Company and the Holder hereunder and under the other Transaction Documents, (i) this Agreement and the other Transaction Documents may only be enforced against, and any Claims that may be based upon, arise out of or relate to this Agreement and the other Transaction Documents or the negotiation, execution or performance of this Agreement and the other Transaction Documents and the transactions contemplated hereby and thereby or any breach or violation of this Agreement or the other Transaction Documents, or the failure of any of the transactions contemplated hereunder or thereunder, may only be made against the Company or the Holder, as applicable, and (ii) no recourse shall be sought or had against and no liability shall incur against any former or current or future direct or indirect affiliate, director, officer, employee, representative or advisor of the Company or the Holder (each, a “Non-Recourse Party”), as applicable, for any claim based on, arising out of, in respect of, or by reason of, any duties or obligations of the Company or the Holder, as applicable, hereunder or relating to the transactions contemplated hereby, whether by enforcement of any judgment, fine or penalty, by any legal or equitable action, suit or proceeding, in tort, by virtue of any applicable Law or otherwise. Each Non-Recourse Party is hereby made an express third-party beneficiary to this Section 6.2 and shall be entitled to the rights and benefits provided in the same and may enforce the same as if a party hereto.

37

6.3 Fees and Expenses. Except as expressly set forth in the Transaction Documents to the contrary, following the Closing, the Company shall pay all fees and expenses of the advisers, counsel, accountants and other experts, if any, of each party hereto, and shall pay all other expenses incurred by such party incident to the negotiation, preparation, execution, delivery and performance of this Agreement, including any Transfer Agent fees (including, without limitation, any fees required for same-day processing of any instruction letter delivered by the Company stamp taxes and other taxes and duties levied in connection with the delivery of any Shares to the Holder).

6.4 Entire Agreement. The Transaction Documents, together with the exhibits and schedules thereto, contain the entire understanding of the parties with respect to the subject matter hereof and thereof and supersede all prior agreements and understandings, oral or written, with respect to such matters, which the parties acknowledge have been merged into such documents, exhibits and schedules.

6.5 Notices. Any and all notices or other communications or deliveries required or permitted to be provided hereunder shall be in writing and shall be deemed given and effective on the earliest of: (a) the time of transmission, if such notice or communication is delivered via email at the email address set forth below at or prior to 5:30 p.m. (Pacific time) on a Business Day (provided no automated “bounce-back” message is received), (b) the next Business Day after the time of transmission, if such notice or communication is delivered via email at the email address as set forth on the signature pages attached hereto on a day that is not a Business Day or later than 5:30 p.m. (Pacific time) on any Business Day (provided no automated “bounce-back” message is received), (c) the first (1st) Business Day following the date of mailing, if sent by U.S. nationally recognized overnight courier service, or (d) upon actual receipt by the party to whom such notice is required to be given. The address for such notices and communications is as follows:

If to the Company:

2710 Lakeview Court

Fremont, CA 945318

Attention: Nancy Krystal

Email: nancy.krystal@velo3d.com

With a copy to (which shall not constitute notice):

Sidley Austin LLP

787 Seventh Avenue

New York, NY 10019

Attention: Chaim Theil, Anthony Grossi, Derek Zaba and Patrick Venter

Email: ctheil@sidley.com, agrossi@sidley.com, dzaba@sidley.com and pventer@sidley.com

38

If to the Holder:

c/o Arrayed Additive Inc.

6119 Guin Road

Indianapolis, IN 47254

Attention: Arun Jeldi

Email: ajeldi@arrayedadditive.com

With a copy to (which shall not constitute notice):

Arnold & Porter Kaye Scholer LLP

70 West Madison Street, Suite 4200

Chicago, IL 60602-4321

Attention: Mike Messersmith; Matt Micheli

Email: michael.messersmith@arnoldporter.com; matthew.micheli@arnoldporter.com

and

Arnold & Porter Kaye Scholer LLP

250 West 55th Street

New York, NY 10019

Attention: Mark Kingsley

Email: mark.kingsley@arnoldporter.com;

6.6 Amendments; Waivers. Subject to Section 6.19, no provision of this Agreement may be waived, modified, supplemented, or amended except in a written instrument signed, in the case of an amendment, by the Company and the Holder or, in the case of a waiver, by the party against whom enforcement of any such waived provision is sought; provided, however, that any amendment, waiver, supplement or modification to Section 4.4, Section 4.7, Section 4.8, Section 4.9, Section 4.10, Section 5.5, Section 6.1, this Section 6.6, Section 6.8, Section 6.9, Section 6.11, Section 6.14 and Section 6.16, and any applicable definition contained therein shall require the prior written consent of the holders of a majority of Common Stock (other than the Holder, its transferees and their Affiliates). No waiver of any default with respect to any provision, condition or requirement of this Agreement shall be deemed to be a continuing waiver in the future or a waiver of any subsequent default or a waiver of any other provision, condition or requirement hereof, nor shall any delay or omission of any party to exercise any right hereunder in any manner impair the exercise of any such right. No amendment to Section 4.7, Section 6.1, Section 6.2, Section 6.10, Section 6.18, or Section 6.19 shall be made without the prior written consent of a majority of the independent directors as of immediately prior to the Closing. Each holder of Common Stock of the Company (other than the Holder, its transferees and their Affiliates), and each independent directors as of immediately prior to the Closing, is hereby made an express third-party beneficiary to this Section 6.6 and shall be entitled to the rights and benefits provided in the same and may enforce the same as if a party hereto.

6.7 Headings. The headings herein are for convenience only, do not constitute a part of this Agreement, and shall not be deemed to limit or affect any of the provisions hereof.

39

6.8 Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties and their successors and permitted assigns. The Company may not assign this Agreement or any rights or obligations hereunder without the prior written consent of the Holder. The Holder may assign any or all of its rights under this Agreement to any Person to whom such Holder assigns or transfers any Shares, provided that such transferee agrees in writing to be bound, with respect to the transferred Shares, by the provisions of the Transaction Documents that apply to the “Holder”; and provided, further, that no such assignment shall relieve Holder of its obligations hereunder.

6.9 No Third-Party Beneficiaries. This Agreement is intended solely for the benefit of the parties hereto and their respective successors and permitted assigns and is not for the benefit of, nor may any provision hereof be enforced by, any other Person, except as otherwise expressly set forth in Sections 4.7, 4.8, 4.9, 4.10, 6.1, 6.2, 6.6, this Section 6.9 and Section 6.19.

6.10 Governing Law. All questions concerning the construction, validity, enforcement and interpretation of the Transaction Documents shall be governed by and construed and enforced in accordance with the internal Laws of the State of New York, without regard to the principles of conflicts of Law thereof. Each party agrees that all legal Proceedings concerning the interpretations, enforcement and defense of the transactions contemplated by this Agreement and any other Transaction Documents (whether brought against a party hereto or its respective Affiliates, directors, officers, shareholders, partners, members, employees or agents) shall be commenced exclusively in the state and federal courts sitting in the City of New York, Borough of Manhattan. Each party hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in the City of New York, Borough of Manhattan for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein (including with respect to the enforcement of any of the Transaction Documents), and hereby irrevocably waives, and agrees not to assert in any Proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such Proceeding is improper or is an inconvenient venue for such Proceeding. Each party hereby irrevocably waives personal service of process and consents to process being served in any such Proceeding by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any other manner permitted by Law.

6.11 Survival. The representations and warranties contained herein and all claims for indemnification with respect thereto shall survive the Closing and terminate on the date that is the six (6) month anniversary of the Closing Date. All of the covenants or other agreements of the parties contained in this Agreement and all claims for indemnification with respect thereto shall expire as of the Closing, except that those covenants and other agreements that by their nature are required to be performed after the Closing (the “Post-Closing Covenants”) shall survive the Closing and terminate in accordance with their terms. Any claim for indemnification not made by the Person to be indemnified before the termination of the applicable survival period set forth in this Section 6.11 will be irrevocably and unconditionally released and waived, and the parties hereto hereby agree that the statute of limitations shall be shortened to the applicable survival period set forth in this Section 6.11. Notwithstanding the foregoing, any claims for indemnification that are brought in good faith during the applicable survival periods set forth herein shall not expire until the dispute is resolved or finally adjudicated by a court of competent jurisdiction.

40

6.12 Execution. This Agreement may be executed in two or more counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to each other party, it being understood that the parties need not sign the same counterpart. In the event that any signature is delivered by e-mail delivery of a “.pdf” format data file, or by electronic signature such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile or “.pdf” signature page or electronic signature were an original thereof.

6.13 Severability. If any term, provision, covenant, or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, illegal, void or unenforceable, the remainder of the terms, provisions, covenants, and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and the parties hereto shall use their commercially reasonable efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant, or restriction. It is hereby stipulated and declared to be the intention of the parties that they would have executed the remaining terms, provisions, covenants, and restrictions without including any of such that may be hereafter declared invalid, illegal, void, or unenforceable.

6.14 Remedies. In addition to being entitled to exercise all rights provided herein or granted by Law, including recovery of damages, the Holder and the Company will be entitled to specific performance under the Transaction Documents. The parties agree that monetary damages may not be adequate compensation for any loss incurred by reason of any breach of obligations contained in the Transaction Documents and hereby agree to waive and not to assert in any Proceeding for specific performance of any such obligation the defense that a remedy at Law would be adequate. Any right to specific performance by the Company shall be held by holders of a majority of the Common Stock (excluding the Holder, its transferees and Affiliates).

6.15 Saturdays, Sundays, Holidays, etc. If the last or appointed day for the taking of any action or the expiration of any right required or granted herein shall not be a Business Day, then such action may be taken or such right may be exercised on the next succeeding Business Day.

6.16 Disclosure Schedules. Any disclosure set forth in any Disclosure Schedule shall be deemed set forth for purposes of any other Schedule where applicability of such disclosure to such Schedule is reasonably apparent on the face of such disclosure. Unless the context requires otherwise, capitalized terms used in any Schedule or Exhibit, but not otherwise defined therein, shall have the meaning as defined herein. No disclosure in the Disclosure Schedules shall be deemed to create any rights in any third party.

6.17 Construction. The parties agree that each of them and/or their respective counsel have reviewed and had an opportunity to revise the Transaction Documents and, therefore, the normal rule of construction to the effect that any ambiguities are to be resolved against the drafting party shall not be employed in the interpretation of the Transaction Documents or any amendments thereto.

41

6.18 WAIVER OF JURY TRIAL. IN ANY ACTION, SUIT, OR PROCEEDING IN ANY JURISDICTION BROUGHT BY ANY PARTY AGAINST ANY OTHER PARTY, THE PARTIES EACH KNOWINGLY AND INTENTIONALLY, TO THE GREATEST EXTENT PERMITTED BY APPLICABLE LAW, HEREBY ABSOLUTELY, UNCONDITIONALLY, IRREVOCABLY AND EXPRESSLY WAIVES FOREVER TRIAL BY JURY.

6.19 Provision Respecting Legal Representation.

(a) Each of the parties hereby agrees that Sidley Austin LLP (“Company Counsel”) has served as counsel to the Company in connection with the negotiation, preparation, execution, and delivery of this Agreement and the Transaction Documents and the consummation of the transactions contemplated hereby and thereby (each, an “Existing Representation”), and that, following the Closing, Sidley Austin LLP (or any successor) may serve as counsel to the Company, the Subsidiaries, the Board of Directors, or other Affiliates thereof (each such Person, a “Designated Person”) in connection with any litigation, claim or obligation arising out of or relating to this Agreement or the Transaction Documents or the transactions contemplated hereby or thereby (each, a “Post-Closing Representation”). Notwithstanding any Existing Representation, each of the parties hereby consents to and waives any conflict of interest arising from, any Post-Closing Representation, and each such party shall cause any Affiliate thereof to consent to waive any conflict of interest arising from any such Post-Closing Representation.

(b) The Holder shall not have a right of access to any books, records or other documents of the Company or the Subsidiaries containing any advice or communication that is subject to any attorney-client or other privilege relating to any Existing Representation or any Post-Closing Representation (collectively, the “Privileged Information”). The Holder (on behalf of itself and its Affiliates) agrees not to, directly or indirectly, assert or waive any attorney-client or other privilege relating to the Privileged Information including in connection with a dispute between any Designated Person, on the one hand, and the Holder or its respective Affiliates, on the other hand, it being agreed by the parties that all rights to such Privileged Information, and all rights to waive or otherwise control such Privileged Information, shall be exclusively retained by the independent directors on the Board of Directors as of immediately prior to the Closing, and shall not pass to or be claimed or used, directly or indirectly, by the Holder or its Affiliates following the Closing.

(c) The Holder hereby acknowledges that it has had the opportunity (including on behalf of its Affiliates) to discuss and obtain adequate information concerning the significance and material risks of, and reasonable available alternatives to, the waivers, permissions and other provisions of this Agreement, including with Arnold & Porter Kaye Scholer LLP.

(d) The covenants contained in this Section 6.19 are intended to be for the benefit of, and shall be enforceable by, each of the Designated Persons and the Company Counsel which are hereby made an express third-party beneficiaries of this Section 6.19, and shall not be deemed exclusive of any other rights to which a Designated Person or the Company Counsel, as applicable, is entitled, whether pursuant to Law, contract or otherwise. The obligations of the Holder and the Company under this Section 6.19 shall not be terminated or amended, waived or modified without the consent of each affected Designated Person or the Company Counsel, as applicable.

(e) This Section 6.19 may not be amended, waived, supplemented or modified without the prior written consent of Company Counsel which is hereby made an express third party beneficiary hereto.

6.20 Further Assurances. Each party shall take, or cause to be taken, all actions, and to do, or cause to be done, and to assist and cooperate with the other parties in doing, all things necessary, proper or advisable to carry out the intent and purposes of this Agreement and the other Transaction Documents.

(Signature Pages Follow)

42

IN WITNESS WHEREOF, the parties hereto have caused this Exchange Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

VELO 3D INC.

By:	/s/ Bradley Kreger
Name:	Bradley Kreger
Title:	Chief Executive Officer and Principal Executive

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK

SIGNATURE PAGE FOR HOLDER FOLLOWS]

43

ARRAYED NOTES ACQUISITION CORP.

By:	/s/ Arun Jeldi
Name:	Arun Jeldi
Title:	Chief Executive Officer and President

44